UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Richard M. Goldman, President

Rydex Series Funds

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. Reports to Stockholders.

ALTERNATIVES FUND

MANAGED FUTURES STRATEGY FUND

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors , LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

2  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum
President & Chief Investment Officer

*	S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
*	The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
*	The Barclays Capital Long U.S. Treasury Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
*	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888

The referenced fund is distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced fund. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.99%	(6.12%)	$1,000.00	$938.80	$9.72
C-Class	2.73%	(6.44%)	1,000.00	935.60	13.32
H-Class	1.98%	(6.12%)	1,000.00	938.80	9.68
Institutional Class	1.73%	(5.98%)	1,000.00	940.20	8.46
Y-Class	1.69%	(5.98%)	1,000.00	940.20	8.26

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.99%	5.00%	$1,000.00	$1,015.17	$10.11
C-Class	2.73%	5.00%	1,000.00	1,011.44	13.84
H-Class	1.98%	5.00%	1,000.00	1,015.22	10.06
Institutional Class	1.73%	5.00%	1,000.00	1,016.48	8.79
Y-Class	1.69%	5.00%	1,000.00	1,016.69	8.59

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve positive absolute returns.

For the year ended December 31, 2011, the Fund’s H-Class returned -7.14%, compared with a return of -5.58% for its benchmark comparison, the Standard & Poor’s Diversified Trends Indicator®* (S&P DTI). The Fund also underperformed the 0.10% return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index*. Effective July 11, the Fund’s investment objective changed from seeking to track the performance of a benchmark to seeking to achieve positive absolute returns.

U.S. Treasury long bonds, reformulated gasoline blendstock for oxygen blending (gasoline RBOB) and the 10-year U.S. Treasury note were the leading positive contributors to Fund performance during the year, while corn, wheat and soybeans contributed negatively to Fund performance. The negative contribution for the year came almost exclusively from commodities, as financials provided a slight positive return.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

*

The Standard & Poor’s Diversified Trends Indicator® is an investable long/short strategy that can benefit from trends (in either direction) in the global futures markets. It consists of 24 futures contracts, with a 50% weighting in financial futures and 50% weighting in commodities futures. S&P Indices also offers financials-only and commodities-only subsets of the S&P DTI, providing a flexible way to tailor exposure to these respective asset classes.

*	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
H-Class	March 2, 2007
Institutional Class	May 3, 2010
Y-Class	March 29, 2010

The Fund invests principally in derivative investments such as futures contracts.

6  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

MANAGED FUTURES STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	Since Inception (03/02/07)
A-Class Shares	-7.14%	-0.13%
A-Class Shares with sales charge†	-11.56%	-1.13%
C-Class Shares	-7.79%	-0.86%
C-Class Shares with CDSC‡	-8.71%	-0.86%
H-Class Shares	-7.14%	-0.13%
S&P Diversified Trends Indicator	-5.58%	0.60%

		(05/03/10)
Institutional Class Shares	-6.85%	-3.62%
S&P Diversified Trends Indicator	-5.58%	-2.58%

		(03/29/10)
Y-Class Shares	-6.85%	-3.74%
S&P Diversified Trends Indicator	-5.58%	-2.72%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Diversified Trends Indicator is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for Institutional Class shares and Y-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  7

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2011

MANAGED FUTURES STRATEGY FUND

	FACE AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES†† - 58.3%
Farmer Mac[1]
0.25% due 05/03/12	$50,000,000	$49,996,650
0.20% due 05/31/12	50,000,000	49,995,850
0.22% due 06/22/12	50,000,000	49,992,850
0.20% due 10/25/12	50,000,000	49,963,050
0.29% due 03/29/12	40,000,000	39,998,080
0.23% due 07/17/12	30,000,000	29,991,840
0.16% due 11/15/12	26,000,000	25,977,120
0.13% due 04/05/12	25,000,000	24,998,700
0.27% due 04/13/12	25,000,000	24,998,600
0.21% due 06/01/12	25,000,000	24,996,875
0.25% due 06/20/12	25,000,000	24,996,475
0.20% due 07/31/12	25,000,000	24,992,700
0.12% due 08/01/12	25,000,000	24,991,200
0.17% due 12/28/12	25,000,000	24,972,525
0.17% due 07/24/12	20,000,000	19,994,360
0.15% due 10/31/12	20,000,000	19,984,920
0.30% due 01/17/12	16,500,000	16,499,868
0.24% due 04/26/12	15,000,000	14,999,055
0.11% due 07/02/12	15,000,000	14,996,235
0.20% due 04/26/12	10,000,000	9,999,370
0.20% due 05/01/12	10,000,000	9,999,340

Total Farmer Mac		577,335,663

Fannie Mae[2]
0.23% due 03/01/12	50,000,000	49,998,400
0.18% due 05/01/12	50,000,000	49,996,700
0.20% due 05/29/12	50,000,000	49,995,900
0.20% due 06/01/12	50,000,000	49,993,750
0.18% due 06/01/12	50,000,000	49,993,750
0.21% due 02/01/12	25,000,000	24,999,600
0.21% due 03/01/12	25,000,000	24,999,200
0.22% due 03/19/12	25,000,000	24,998,950
0.23% due 04/02/12	25,000,000	24,998,750
0.19% due 05/01/12	25,000,000	24,998,350
0.06% due 05/21/12	25,000,000	24,998,075
0.10% due 06/01/12	25,000,000	24,996,875
0.14% due 11/15/12	25,000,000	24,978,000
0.14% due 11/19/12	25,000,000	24,977,725

Total Fannie Mae		474,924,025

Federal Farm Credit Bank[1]
0.27% due 03/23/12	50,000,000	49,997,800
0.19% due 07/02/12	30,000,000	29,992,470
0.20% due 01/06/12	25,000,000	24,999,950
0.31% due 02/03/12	25,000,000	24,999,575
0.15% due 03/02/12	25,000,000	24,999,175
0.08% due 03/30/12	25,000,000	24,998,800
0.20% due 07/25/12	25,000,000	24,992,925
0.09% due 08/03/12	25,000,000	24,991,125
0.13% due 09/05/12	25,000,000	24,986,350

Total Federal Farm Credit Bank		254,958,170

Freddie Mac[2]
0.23% due 03/13/12	50,000,000	49,998,050
0.20% due 08/06/12	25,000,000	24,991,000
0.10% due 05/17/12	15,000,000	14,998,875

Total Freddie Mac		89,987,925

Total Federal Agency Discount Notes (Cost $1,396,419,411)		1,397,205,783

FEDERAL AGENCY NOTES†† - 24.3%
Federal Home Loan Bank[1]
0.23% due 06/28/12	50,000,000	50,008,050
0.16% due 03/30/12	50,000,000	50,004,850
0.19% due 10/26/12	40,750,000	40,730,114
0.25% due 07/25/12	40,620,000	40,626,459
0.28% due 03/15/12	25,000,000	25,008,000
0.30% due 12/10/12	25,000,000	25,007,950
0.25% due 02/24/12	25,000,000	25,006,725
0.16% due 04/02/12	25,000,000	25,002,475
0.33% due 08/08/12	25,000,000	25,001,650
0.14% due 03/29/12	25,000,000	25,001,200
0.25% due 11/28/12	25,000,000	24,997,700
0.22% due 09/07/12	25,000,000	24,996,150
0.18% due 11/21/12	25,000,000	24,982,925
0.24% due 09/26/12	12,600,000	12,599,168

Total Federal Home Loan Bank		418,973,416

Federal Farm Credit Bank[1]
0.21% due 05/16/12	50,000,000	50,016,600
0.26% due 05/02/12	25,000,000	25,011,550
0.24% due 06/20/12	25,000,000	25,009,150

Total Federal Farm Credit Bank		100,037,300

Freddie Mac[2]
0.52% due 11/26/12	36,922,000	37,019,881
1.13% due 04/25/12	25,000,000	25,080,475

Total Freddie Mac		62,100,356

Total Federal Agency Notes (Cost $581,111,030)		581,111,072

REPURCHASE AGREEMENTS††,3 - 13.3%
HSBC Group
issued 12/30/11 at 0.00% due 01/03/12	215,869,223	215,869,223
Mizuho Financial Group, Inc.
issued 12/30/11 at 0.00% due 01/03/12	58,978,375	58,978,375
Deutsche Bank
issued 12/30/11 at 0.00% due 01/03/12	31,365,614	31,365,614
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	13,042,496	13,042,496

Total Repurchase Agreements (Cost $319,255,708)		319,255,708

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MANAGED FUTURES STRATEGY FUND

		VALUE

Total Investments - 95.9% (Cost $2,296,786,149)		$2,297,572,563

Cash & Other Assets, Less Liabilities - 4.1%		98,764,277

Total Net Assets - 100.0%		$2,396,336,840

	CONTRACTS	UNREALIZED GAIN (LOSS )

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2012 U.S. Treasury
Long Bond Futures Contracts (Aggregate Value of Contracts $176,442,500)	1,220	$4,478,093
March 2012 U.S. Treasury
10 Year Note Futures Contracts (Aggregate Value of Contracts $174,747,969)	1,333	1,981,028

(Total Aggregate Value of Contracts $351,190,469)		$6,459,121

COMMODITY FUTURES CONTRACTS PURCHASED†
March 2012 RBOB Gasoline
Futures Contracts (Aggregate Value of Contracts $89,285,280)	800	2,188,840
February 2012 Live Cattle
Futures Contracts (Aggregate Value of Contracts $42,983,990)	881	(1,242,039)
March 2012 Heating Oil
Futures Contracts (Aggregate Value of Contracts $85,705,662)	701	(2,372,253)
February 2012 Lean Hogs
Futures Contracts (Aggregate Value of Contracts $7,969,720)	236	(2,274,848)
March 2012 WTI Crude
Futures Contracts (Aggregate Value of Contracts $214,034,400)	2,160	(2,919,389)
March 2012 Natural Gas
Futures Contracts (Aggregate Value of Contracts $46,909,200)	1,560	(9,935,887)

(Total Aggregate Value of Contracts $486,888,252)		$(16,555,576)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2012 Cocoa
Futures Contracts (Aggregate Value of Contracts $22,924,160)	1,088	6,285,155
March 2012 Silver
Futures Contracts (Aggregate Value of Contracts $32,621,100)	236	6,027,587
February 2012 Gold 100 Oz
Futures Contracts (Aggregate Value of Contracts $41,602,400)	266	4,686,041
March 2012 Copper
Futures Contracts (Aggregate Value of Contracts $119,689,550)	1,396	2,598,889
March 2012 Sugar #11
Futures Contracts (Aggregate Value of Contracts $24,227,482)	928	1,827,096
March 2012 Cotton #2
Futures Contracts (Aggregate Value of Contracts $24,352,770)	533	1,573,048
March 2012 Corn
Futures Contracts (Aggregate Value of Contracts $123,398,212)	3,813	1,360,307
March 2012 Coffee ‘C’
Futures Contracts (Aggregate Value of Contracts $35,334,000)	416	1,091,192
March 2012 Wheat
Futures Contracts (Aggregate Value of Contracts $49,026,413)	1,501	400,309
June 2012 Gold 100 Oz
Futures Contracts (Aggregate Value of Contracts $39,247,500)	250	160,238
June 2012 Lean Hogs
Futures Contracts (Aggregate Value of Contracts $5,945,160)	156	36,302
June 2012 Live Cattle
Futures Contracts (Aggregate Value of Contracts $5,595,520)	112	26,684
March 2012 Soybean
Futures Contracts (Aggregate Value of Contracts $127,649,925)	2,106	(2,303,647)

(Total Aggregate Value of Contracts $651,614,192)		$23,769,201

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

MANAGED FUTURES STRATEGY FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2012 Euro
Futures Contracts (Aggregate Value of Contracts $307,862,475)	1,902	$9,878,056
March 2012 British Pound
Futures Contracts (Aggregate Value of Contracts $122,130,869)	1,259	713,304
March 2012 Swiss Franc
Futures Contracts (Aggregate Value of Contracts $47,992,500)	360	662,441
March 2012 Canadian Dollar
Futures Contracts (Aggregate Value of Contracts $24,696,000)	252	(59,104)
March 2012 Australian Dollar
Futures Contracts (Aggregate Value of Contracts $49,681,100)	490	(175,150)
March 2012 Japanese Yen
Futures Contracts (Aggregate Value of Contracts $298,579,500)	1,836	(2,452,904)

(Total Aggregate Value of Contracts $850,942,444)		$8,566,643

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $1,977,530,441)	$1,978,316,855
Repurchase agreements, at value (cost $319,255,708)	319,255,708

Total investments (cost $2,296,786,149)	2,297,572,563
Segregated cash with broker	117,960,950
Receivables:
Fund shares sold	10,862,272
Interest	301,517

Total assets	2,426,697,302

LIABILITIES:
Payable for:
Variation margin	14,761,780
Fund shares redeemed	8,115,341
Management fees	1,868,844
Transfer agent and administrative fees	501,624
Distribution and service fees	471,817
Portfolio accounting fees	90,967
Miscellaneous	4,550,089

Total liabilities	30,360,462

NET ASSETS	$2,396,336,840

NET ASSETS CONSIST OF:
Paid in capital	$2,449,315,222
Accumulated net investment loss	(1,952,195)
Accumulated net realized loss on investments	(74,051,990)
Net unrealized appreciation on investments	23,025,803

NET ASSETS	$2,396,336,840

A-CLASS:
Net assets	$733,469,222
Capital shares outstanding	30,628,847
Net asset value per share	$23.95

Maximum offering price per share (Net asset value divided by 95.25%)	$25.14

C-CLASS:
Net assets	$96,647,156
Capital shares outstanding	4,185,910
Net asset value per share	$23.09

H-CLASS:
Net assets	$1,059,988,114
Capital shares outstanding	44,265,189
Net asset value per share	$23.95

INSTITUTIONAL CLASS:
Net assets	$101,548,671
Capital shares outstanding	4,220,875
Net asset value per share	$24.06

Y-CLASS:
Net assets	$404,683,677
Capital shares outstanding	16,809,448
Net asset value per share	$24.07

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$5,359,474

Total investment income	5,359,474

EXPENSES:
Management fees	24,172,767
Transfer agent and administrative fees:
A-Class	1,748,734
C-Class	320,706
H-Class	2,986,584
Institutional Class	303,324
Y-Class	669,600
Distribution and service fees:
A-Class	1,748,734
C-Class	1,282,827
H-Class	2,986,584
Portfolio accounting fees	1,081,056
Licensing fees	8,752,503
Custodian fees	629,403
Trustees’ fees*	322,048
Miscellaneous	3,406,050

Total expenses	50,410,920
Less:
Expenses waived by Advisor	(1,866,177)

Net expenses	48,544,743

Net investment loss	(43,185,269)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,400,010
Futures contracts	(85,845,066)
Options written	2,712,490

Net realized loss	(76,732,566)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,004,203)
Futures contracts	(60,598,779)

Net change in unrealized appreciation (depreciation)	(65,602,982)

Net realized and unrealized loss	(142,335,548)

Net decrease in net assets resulting from operations	$(185,520,817)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(43,185,269)	$(38,324,724)
Net realized loss on investments	(76,732,566)	(171,500,258)
Net change in unrealized appreciation (depreciation) on investments	(65,602,982)	109,768,790

Net decrease in net assets resulting from operations	(185,520,817)	(100,056,192)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	511,923,650	485,582,420
C-Class	16,934,292	40,999,773
H-Class	795,455,515	960,389,258
Institutional Class	74,985,665	182,226,513 [a]
Y-Class	299,957,366	190,029,572 [b]
Redemption fees collected
A-Class	—	28,588
C-Class	—	8,912
H-Class	—	61,071
Institutional Class	—	630 [a]
Y-Class	—	1,414 [b]
Cost of shares redeemed
A-Class	(383,723,127)	(437,708,691)
C-Class	(69,518,004)	(95,737,261)
H-Class	(847,649,799)	(1,154,326,809)
Institutional Class	(100,701,093)	(54,999,816)[a]
Y-Class	(55,454,346)	(7,119,708)[b]

Net increase from capital share transactions	242,210,119	109,435,866

Net increase in net assets	56,689,302	9,379,674
NET ASSETS:
Beginning of year	2,339,647,538	2,330,267,864

End of year	$2,396,336,840	$2,339,647,538

Accumulated net investment loss at end of year	$(1,952,195)	$(1,952,194)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	20,376,917	19,219,855
C-Class	686,909	1,645,586
H-Class	31,500,881	37,857,879
Institutional Class	2,971,063	7,456,715 [a]
Y-Class	11,718,228	7,609,399 [b]
Shares redeemed
A-Class	(15,245,234)	(17,446,752)
C-Class	(2,835,242)	(3,901,911)
H-Class	(33,774,119)	(46,102,418)
Institutional Class	(3,965,154)	(2,241,749)[a]
Y-Class	(2,232,779)	(285,400)[b]

Net increase in shares	9,201,470	3,811,204

[a]	Since the commencement of operations — May 3, 2010.
[b]	Since the commencement of operations — March 29, 2010.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
A-Class	2011[a]	2010[a]	2009[a]	2008[a,b]	2008	2007[c]
Per Share Data
Net asset value, beginning of period	$25.78	$26.81	$28.04	$28.26	$25.03	$25.00

Income (loss) from investment operations:
Net investment income (loss)[d]	(.44)	(.41)	(.39)	(—)[e]	.57	.09
Net gain (loss) on investments (realized and unrealized)	(1.39)	(.62)	(.84)	.83	2.64	(.06)

Total from investment operations	(1.83)	(1.03)	(1.23)	.83	3.21	.03

Less distributions from:
Net investment income	—	—	—	(.57)	—	—
Net realized gains	—	—	—	(.50)	(—)[j]	—

Total distributions	—	—	—	(1.07)	(—)[j]	—

Redemption fees collected	—	— [f]	— [f]	.02	.02	— [f]

Net asset value, end of period	$23.95	$25.78	$26.81	$28.04	$28.26	$25.03

Total Return[g]	(7.14%)	(3.84%)	(4.39%)	2.96%	12.92%	0.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$733,469	$657,317	$636,083	$298,987	$128,744	$23,655

Ratios to average net assets:
Net investment income (loss)	(1.76%)	(1.66%)	(1.42%)	(0.02%)	2.15%	2.06%
Total expenses	2.05%	2.04%	2.16%	1.77%	1.72%	1.81%
Net expenses[h]	1.97%	1.97%	2.05%	1.77%	1.72%	1.81%
Operating expenses[i]	1.97%	1.97%	2.05%	1.75%	1.69%	1.81%

Portfolio turnover rate	72%	148%	125%	74%	154%	20%

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
C-Class	2011[a]	2010[a]	2009[a]	2008[a,b]	2008	2007[c]
Per Share Data
Net asset value, beginning of period	$25.04	$26.24	$27.65	$28.04	$25.02	$25.00

Income (loss) from investment operations:
Net investment income (loss)[d]	(.61)	(.59)	(.58)	(.16)	.35	.05
Net gain (loss) on investments (realized and unrealized)	(1.34)	(.61)	(.83)	.82	2.65	(.03)

Total from investment operations	(1.95)	(1.20)	(1.41)	.66	3.00	.02

Less distributions from:
Net investment income	—	—	—	(.57)	—	—
Net realized gains	—	—	—	(.50)	(—)[j]	—

Total distributions	—	—	—	(1.07)	(—)[j]	—

Redemption fees collected	—	— [f]	— [f]	.02	.02	— [f]

Net asset value, end of period	$23.09	$25.04	$26.24	$27.65	$28.04	$25.02

Total Return[g]	(7.79%)	(4.57%)	(5.10%)	2.37%	12.08%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,647	$158,628	$225,416	$125,601	$46,005	$2,703

Ratios to average net assets:
Net investment income (loss)	(2.50%)	(2.41%)	(2.17%)	(0.78%)	1.30%	1.15%
Total expenses	2.80%	2.79%	2.92%	2.51%	2.48%	2.60%
Net expenses[h]	2.72%	2.72%	2.81%	2.51%	2.48%	2.60%
Operating expenses[i]	2.72%	2.72%	2.81%	2.49%	2.45%	2.60%

Portfolio turnover rate	72%	148%	125%	74%	154%	20%

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
H-Class	2011[a]	2010[a]	2009[a]	2008[a,b]	2008	2007[c]
Per Share Data
Net asset value, beginning of period	$25.78	$26.81	$28.04	$28.26	$25.03	$25.00

Income (loss) from investment operations:
Net investment income (loss)[d]	(.44)	(.42)	(.38)	(.01)	.58	.09
Net gain (loss) on investments (realized and unrealized)	(1.39)	(.61)	(.85)	.84	2.63	(.06)

Total from investment operations	(1.83)	(1.03)	(1.23)	.83	3.21	.03

Less distributions from:
Net investment income	—	—	—	(.57)	—	—
Net realized gains	—	—	—	(.50)	(—)[j]	—

Total distributions	—	—	—	(1.07)	(—)[j]	—

Redemption fees collected	—	— [f]	— [f]	.02	.02	— [f]

Net asset value, end of period	$23.95	$25.78	$26.81	$28.04	$28.26	$25.03

Total Return[g]	(7.14%)	(3.84%)	(4.39%)	2.96%	12.92%	0.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,059,988	$1,199,718	$1,468,770	$838,511	$322,673	$45,781

Ratios to average net assets:
Net investment income (loss)	(1.75%)	(1.66%)	(1.41%)	(0.03%)	2.17%	2.19%
Total expenses	2.05%	2.04%	2.16%	1.77%	1.73%	1.77%
Net expenses[h]	1.97%	1.97%	2.05%	1.77%	1.73%	1.77%
Operating expenses[i]	1.97%	1.97%	2.05%	1.75%	1.70%	1.77%

Portfolio turnover rate	72%	148%	125%	74%	154%	20%

	Year Ended	Period Ended
	December 31,	December 31,
Institutional Class	2011[a]	2010[a,k]
Per Share Data
Net asset value, beginning of period	$25.84	$25.58

Income (loss) from investment operations:
Net investment loss[d]	(.38)	(.23)
Net gain (loss) on investments (realized and unrealized)	(1.40)	.49

Total from investment operations	(1.78)	.26

Redemption fees collected	—	— [f]

Net asset value, end of period	$24.06	$25.84

Total Return[g]	(6. 85%)	0.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,549	$134,733

Ratios to average net assets:
Net investment loss	(1.50%)	(1.41%)
Total expenses	1.80%	1.78%
Net expenses[h]	1.72%	1.72%

Portfolio turnover rate	72%	148%

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	December 31,	December 31,
Y-Class	2011[a]	2010[a,l]
Per Share Data
Net asset value, beginning of period	$25.84	$25.74

Income (loss) from investment operations:
Net investment loss[d]	(.37)	(.26)
Net gain (loss) on investments (realized and unrealized)	(1.40)	.36

Total from investment operations	(1.77)	.10

Redemption fees collected	—	— [f]

Net asset value, end of period	$24.07	$25.84

Total Return[g]	(6.85%)	0.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$404,684	$189,251

Ratios to average net assets:
Net investment loss	(1.47%)	(1.36%)
Total expenses	1.75%	1.73%
Net expenses[h]	1.68%	1.67%

Portfolio turnover rate	72%	148%

[a]	Consolidated.
[b]	The Fund changed it’s fiscal year end from March 31 to December 31 in 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Since commencement of operations: March 2, 2007. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[e]	Net investment income is less than $0.01 per share.
[f]	Redemption fees collected are less than $0.01 per share.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Net expense information reflects the expense ratios after expense waivers.
[i]	Operating expenses exclude interest and dividend expense from securities sold short.
[j]	Distributions from realized gains are less than $0.01 per share.
[k]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[l]	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Investor2 Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, and Institutional Class shares. Sales of shares of each Class are made without a sales charge at the NAV, with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At December 31, 2011, the Trust consisted of fifty-eight separate funds (the “Funds”). This report covers the Managed Futures Strategy Fund (the “Fund”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares had been issued by the Fund. Effective September 13, 2010, the redemption fee was removed.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2011	% of Total Net Assets of the Fund at December 31, 2011
Managed Futures Strategy Fund	05/01/08	$212,284,867	8.86%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The value of futures contracts purchased and sold by the Fund is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to

16  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

investment holdings are recorded as realized gains. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

E. The Fund may leave cash overnight in its cash account with the custodian, U.S. Bank. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

F. Interest income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

G. Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. When the Fund writes (sells) an option, an amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

I. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes a variety of derivative instruments, including options and futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized on the Statement of Assets and Liabilities.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

In conjunction with the use of written options and futures, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets.

RFS provides transfer agent and administrative services to the Fund for fees calculated at an annualized rate of 0.25% of the average daily net assets of A-Class, C-Class, H-Class and Institutional Class, and 0.20% of the average daily net assets of Y-Class.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2012.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting/Administration Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit related services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which RDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual 0.75% distribution fee reimburses RDL for paying the shareholder’s financial advisor an ongoing sales commission. RDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.

During the year ended December 31, 2011, RDL retained sales charges of $444,856 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

18  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets at December 31, 2011:

Fund	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Managed Futures Strategy Fund	$—	$45,974,610	$2,297,572,563	$—	$2,343,547,173

Liabilities
Managed Futures Strategy Fund	$—	$23,735,221	$—	$—	$23,735,221

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2011, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2011, the collateral for the repurchase agreements in the joint account related to the Fund was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Note
0.00%			3.125%
Due 01/03/12	$231,753,308	$231,753,308	05/15/21	$210,634,300	$236,388,382

Credit Suisse Group			U.S. Treasury Note
0.00%			1.75%
Due 01/03/12	51,250,000	51,250,000	05/31/16	49,884,700	52,275,009

HSBC Group			U.S. Treasury STRIPS
0.00%			0.00%
Due 01/03/12	848,250,000	848,250,000	08/15/12 - 11/15/22	930,569,800	865,215,018

Deutsche Bank			U.S. Treasury Note
0.00%			2.63%
Due 01/03/12	123,250,000	123,250,000	11/15/20	116,533,900	125,715,013

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivatives instruments are accounted for and their effects on the Fund’s financial position and results of operations. None of the derivatives currently held by the Fund is being used as hedging instruments.

During the year ended December 31, 2011, the Fund sought to gain exposure to its benchmark, as well as for liquidity purposes, by investing in currency and financial-linked derivative instruments, including options and futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund’s net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

Approximate percentage of Fund’s net assets on a daily basis

Fund	Long	Short
Managed Futures Strategy Fund	35%	65%

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2011:

Location on the Statement of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Commodity/Interest Rate/Currency contracts	—	Variation Margin

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2011:

Asset Derivative Investments Value

Fund	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Futures Currency Contracts*	Total Value at December 31, 2011
Managed Futures Strategy Fund	$6,459,121	$28,261,688	$11,253,801	$45,974,610

Liability Derivative Investments Value

Fund	Futures Commodity Contracts*	Futures Currency Contracts*	Total Value at December 31, 2011
Managed Futures Strategy Fund	$21,048,063	$2,687,158	$23,735,221

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/Currency contracts	Net realized gain (loss) on investments
Net realized gain (loss) on futures contracts
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on futures contracts
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2011:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

Fund	Written Options Commodity Contracts	Written Options Currency Contracts	Purchased Options Commodity Contracts	Purchased Options Currency Contracts	Futures Commodity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Total
Managed Futures Strategy Fund	$2,576,608	$135,882	$(1,678,023)	$(53,967)	$(95,595,621)	$57,498,799	$(47,748,244)	$(84,864,566)

20  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

Fund	Futures Commodity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Total
Managed Futures Strategy Fund	$(66,208,060)	$1,127,312	$4,481,969	$(60,598,779)

7. Call Options Written

Transactions in options written during the year ended December 31, 2011 were as follows:.

Managed Futures Strategy Fund Written Call Options	Number of Contracts	Premium Amount
Balance at December 31, 2010	—	$—
Options written	4,365	6,454,616
Options terminated in closing purchase transactions	(2,785)	(4,389,066)
Options expired	(1,580)	(2,065,550)
Options exercised	—	—

Balance at December 31, 2011	—	$—

8. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. The Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains For the year ended December 31, 2011, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Managed Futures Strategy Fund	$7,306,846

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2011, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Managed Futures Strategy Fund	$—	$—	$—

The tax character of distributions paid during the year ended December 31, 2010, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Managed Futures Strategy Fund	$—	$—	$—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions. The tax character of distributable earnings/(accumulated losses) at December 31, 2011, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Capital Loss Carryforward
Managed Futures Strategy Fund	$—	$—	$6,047,845	$(52,732,787)[1]

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

					Total
	Expires in	Expires in	Unlimited		Capital Loss
Fund	2017	2018	Short Term	Long Term	Carryforward
Managed Futures Strategy Fund	$(9,859,364)	$(42,873,423)	$—	$—	$(52,732,787)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share. On the Statement of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

		Undistributed	Accumulated
Fund	Paid In Capital	Net Investment Income	Net Realized Gain (Loss)
Managed Futures Strategy Fund	$(137,882,304)	$43,185,268	$94,697,036

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss
Managed Futures Strategy Fund	$2,298,738,344	$—	$(1,165,781)	$(1,165,781)

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the period ended December 31, 2011, the following amount of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2012:

Fund	Capital
Managed Futures Strategy Fund	$6,293,440

22  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

	Purchases	Sales
Managed Futures Strategy Fund	$114,999,200	$309,121,738

10. Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Fund did not have any borrowings under this agreement, which expires on June 15, 2012, but the following table illustrates average daily balances borrowed:

Fund	Average Daily Balance
Managed Futures Strategy Fund	$400,510

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  23

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Managed Futures Strategy Fund (one of the series constituting the Rydex Series Funds) (the “Fund”) as of December 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2011, 2010, 2009 and 2008). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Managed Futures Strategy Fund series of the Rydex Series Funds, at December 31, 2011, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2011, 2010, 2009 and 2008), in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2012

24  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Fund approved a new investment advisory agreement between Rydex Series Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Managed Futures Strategy Fund	48,672,283	356,550	325,512

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Trust approved the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	1,443,600,902	For	1,444,213,017	For	1,444,422,997
Withhold	23,402,733	Withhold	22,790,618	Withhold	22,580,638
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	1,445,255,754	For	1,443,668,596	For	1,445,494,272
Withhold	21,747,881	Withhold	23,335,039	Withhold	21,509,363
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	1,444,219,448	For	1,445,357,772	For	1,443,486,735
Withhold	22,784,187	Withhold	21,645,863	Withhold	23,516,900
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Fund also voted on whether to approve a “manager of managers” arrangement for the Fund. Although shareholder votes were placed, not enough votes were received to meet the minimum requirements to constitute a majority vote. As such the matter was closed.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  25

OTHER INFORMATION (Unaudited) (continued)

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operation of the Fund or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Fund (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Fund of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Fund and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Fund’s current investment management agreement with the Investment Manager (the “Current Agreement”). The Fund’s shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory Agreements

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreements applicable to the series of the Trust (collectively, the “Funds”), the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Security Investors, LLC (referred to herein as the “Adviser”).

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered new investment advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve new investment advisory agreements for the Funds.

At the meeting of August 16-17, 2011, the Board considered the new investment advisory agreement, pursuant to which, subject to its approval by each Fund’s shareholders, the Adviser would continue to serve each Fund as investment adviser after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreement.

In reaching the conclusion to approve the investment advisory agreement, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreement. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

26  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory agreement, the Board determined that the agreement would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Trustees, unanimously approved the new agreement. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreement at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory agreement at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies on and compliance procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve the current investment advisory agreement and, subject to shareholder approval, the new investment advisory agreement, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreement, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreement and the scope of services required to be provided by the Advisers under the new investment advisory agreement. The Board noted that the key investment and management personnel of the Adviser servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and Performance of the Funds and the Adviser. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  27

OTHER INFORMATION (Unaudited) (concluded)

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreement. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreement as they are under such Fund’s current agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16-17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Adviser under the new agreement when the renewal of the new agreement comes before the Board.

•

Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory agreement for the Funds were reasonable, and that approval of the current and new investment advisory agreements were in the best interests of the Funds.

28  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of Guggenheim Investments, in which its members have no stated

term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen

Corey A. Colehour	Rydex Series Funds – 1993	150
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton	Rydex Series Funds – 1995	150
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	150
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller	Rydex Series Funds – 2005	150
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	150
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

Patrick T. McCarville	Rydex Series Funds – 1997	150
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – continued

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen

Roger Somers	Rydex Series Funds – 1993	150
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Richard M. Goldman* President (1961)	Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007-2010); President and Director, Security Global Investors (2010–2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Director, Security Distributors, Inc. (2007-2009); Managing Member, R.M. Goldman Partners, LLC (2006-2007)

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006- 2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President and Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003- 2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

30  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS – continued

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006- 2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) and Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Keith A. Fletcher* Vice President (1958)	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010-2011); Brecek and Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

32  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  33

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Four Irvington Centre

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RMFSF-ANN-1211x1212

GUGGENHEIM ALTERNATIVE INVESTMENT FUNDS

GUGGENHEIM LONG/SHORT COMMODITIES STRATEGY FUND

GUGGENHEIM MULTI-HEDGE STRATEGIES FUND

RYDEX SPECIALTY FUND

RYDEX COMMODITIES STRATEGY FUND

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery — a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive emails notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

Financial markets endured a lot of turbulence in 2011, due to a variety of events: concerns about debt in the eurozone and in the U.S., which lost its triple-A credit rating, a tsunami-induced Japanese nuclear-plant disaster that disrupted automobile production around the globe, Mideast social unrest that led to a jump in oil prices and weak growth in many of the world’s developed economies. Reflecting the volatility in the stock market was the S&P 500 Index*, which finished the year up about 2%, but only after an 8% rise in the first few months of 2011, then a bearish 19% drop by early October, followed by a 12% fourth-quarter rebound spurred by improved economic data.

The U.S. Federal Reserve was a major factor in the markets for most of 2011, from its winding down of a second asset-purchase program (quantitative easing) in June to August’s “operation twist,” which shifted $400 billion in holdings from short-term to long-term Treasuries. The Fed said it would keep short-term interest rates near zero at least until mid-2013, and late in the year, some analysts were speculating that a third round of quantitative easing might be needed in 2012 to boost subpar growth.

While late-year improvements in economic measures may have dampened concern that the U.S. could slip back into recession, Europe’s recession fears were rising, as high unemployment and austerity measures weighed on weaker members of the euro zone, and threatened the economic engines of Germany and France. The Stoxx Europe 600 Index* was down about 11% for the year, with most individual country indices posting declines in double digits. Many investors continued to brace for a solution to Greece’s debt situation that would prevent financial problems from spreading to other weak countries or to banks, and stabilize the sliding euro, the year’s worst-performing major currency.

Even though they were not at the eye of the sovereign debt storm, many emerging market economies performed poorly in 2011, with those having the strongest links to the eurozone suffering the most. The MSCI Emerging Markets Index* was off by almost 20%, despite pockets of growth. China is facing slowing industrial production, sliding property values and the potential for a hard landing of the economy if housing and banks collapse.

While the market forces play out, many investors have been driven to the sidelines or to safe havens. Gold reached a record high of near $1,900 an ounce in August amid the U.S. debt downgrade, but then lost ground to the rising dollar amid continuing debate over Europe’s debt woes. Still, gold added 10% for the year, while the dollar ended the year within about 3% from where it began against the currencies of most major markets, including the euro, the pound, Canadian dollar and Swiss franc.

Sluggish economic data, concern over European financial weakness and the Fed’s policy efforts also drove investors into U.S. government debt over the course of 2011, despite the country’s lowered credit rating. The 30% total return of the Barclays Capital Long U.S. Treasury Index* made it one of the best-performing of the year, and it gave a lift to indices for corporate bonds, high yield bonds and municipals, which all grew by mid-to-high single digits.

The U.S. economy had momentum heading into 2012, as data showed the world’s largest economy to be maintaining a sustainable, if modest, expansion. Consumer confidence was improving, employment rising and monetary policy remained accommodative. We finished 2011 on a positive note, especially when compared to other countries, and so far continue to be insulated from the worst aspects of the economic troubles in Europe and China.

2  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Michael Byrum,

President and Chief Investment Officer

*	S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
*	The STOXX Europe 600 Index derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
*	The Barclays Capital Long U.S. Treasury Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
*	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888

The referenced funds are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long/Short Commodities Strategy Fund
A-Class	1.91%	(5.04%)	$1,000.00	$949.60	$9.39
C-Class	2.66%	(5.39%)	1,000.00	946.10	13.05
H-Class	1.91%	(5.04%)	1,000.00	949.60	9.39
Institutional Class	1.65%	(4.95%)	1,000.00	950.50	8.11
Y-Class	1.59%	(4.87%)	1,000.00	951.30	7.82
Multi-Hedge Strategies Fund
A-Class	2.59%	0.92%	1,000.00	1,009.20	13.12
C-Class	3.31%	0.54%	1,000.00	1,005.40	16.73
H-Class	2.57%	0.92%	1,000.00	1,009.20	13.02
Institutional Class	2.35%	1.01%	1,000.00	1,010.10	11.91
Commodities Strategy Fund
A-Class	1.54%	(4.77%)	1,000.00	952.30	7.58
C-Class	2.29%	(5.06%)	1,000.00	949.40	11.25
H-Class	1.50%	(4.82%)	1,000.00	951.80	7.38

Table 2. Based on hypothetical 5% return (before expenses)
Long/Short Commodities Strategy Fund
A-Class	1.91%	5.00%	$1,000.00	$1,015.58	$9.70
C-Class	2.66%	5.00%	1,000.00	1,011.80	13.49
H-Class	1.91%	5.00%	1,000.00	1,015.58	9.70
Institutional Class	1.65%	5.00%	1,000.00	1,016.89	8.39
Y-Class	1.59%	5.00%	1,000.00	1,017.19	8.08
Multi-Hedge Strategies Fund
A-Class	2.59%	5.00%	1,000.00	1,012.15	13.14
C-Class	3.31%	5.00%	1,000.00	1,008.52	16.76
H-Class	2.57%	5.00%	1,000.00	1,012.25	13.03
Institutional Class	2.35%	5.00%	1,000.00	1,013.36	11.93
Commodities Strategy Fund
A-Class	1.54%	5.00%	1,000.00	1,017.44	7.83
C-Class	2.29%	5.00%	1,000.00	1,013.66	11.62
H-Class	1.50%	5.00%	1,000.00	1,017.64	7.63

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents Net Expenses, which include dividend and interest expense from securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be 1.18%, 1.17%, 1.17% and 1.15% lower in the Multi-Hedge Strategies Fund for the A-Class, C-Class, H-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

LONG/SHORT COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to achieve positive total returns with less volatility than the broad commodity markets.

For the year ended December 31, 2011, the Fund’s H-Class returned -1.83%. Its benchmark comparison, the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (C-IGAR Sigma Index)*, returned -0.16%. As for other benchmark comparisons, the Fund outperformed the Dow Jones-UBS Commodity Index* (-13.32%) and was relatively even with the S&P GSCI®* (-1.18%). Effective July 11, the Fund’s investment objective changed from seeking to track the performance of a benchmark to seeking to achieve positive total returns with less volatility than the broad commodity markets.

The annualized standard deviation for the Fund was 17.76%, compared with 17.77% for the C-IGAR Sigma Index and 19.36% for the S&P GSCI®.

Natural gas, nickel and reformulated gasoline blendstock for oxygen blending (gasoline RBOB) were among the commodities which provided the most performance to the index during the year. Wheat, copper and heating oil were among the commodities which detracted from performance during the year. At year end, seven components were short and two components were long. The long components were gasoline RBOB and Brent crude. The short components at year end were natural gas, aluminum, copper, nickel, corn, soybeans and wheat.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

*	The JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index references the value of a synthetic portfolio of up to 7 long constituents and 7 short constituents. As a total return index, it reflects the returns that are potentially available through an unleveraged investment in the contracts comprising such index plus interest that could be earned on funds committed to the trading of the underlying futures contracts.
*

The S&P GSCI®, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

*

The DJ-UBSCISM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The DJ-UBSCI is calculated on an excess return basis, which means it reflects the return of underlying commodity futures price movements only.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 25, 2009
C-Class	June 25, 2009
H-Class	June 25, 2009
Institutional Class	May 3, 2010
Y-Class	March 29, 2010

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

6  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

LONG/SHORT COMMODITIES STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	Since Inception (06/25/09)
A-Class Shares	-1.83%	3.55%
A-Class Shares with sales charge†	-6.51%	1.56%
C-Class Shares	-2.56%	2.76%
C-Class Shares with CDSC‡	-3.49%	2.76%
H-Class Shares	-1.83%	3.53%
JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index	-0.16%	7.59%
S&P 500 Index	2.11%	15.56%

		(05/03/10)
Institutional Class Shares	-1.60%	2.26%
JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index	-0.16%	4.62%
S&P 500 Index	2.11%	4.93%

		(03/29/10)
Y-Class Shares	-1.52%	3.34%
JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index	-0.16%	6.04%
S&P 500 Index	2.11%	6.19%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class and H-Class shares only; performance for C-Class, Y-Class and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  7

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2011

LONG/SHORT COMMODITIES STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 46.2%
Fannie Mae[1]
0.23% due 02/21/12	$25,000,000	$24,999,325
0.20% due 05/01/12	25,000,000	24,998,350
0.23% due 04/02/12	15,000,000	14,999,250

Total Fannie Mae		64,996,925

Federal Farm Credit Bank[2]
0.19% due 05/09/12	20,000,000	19,998,580
0.26% due 03/08/12	15,000,000	14,999,460
0.14% due 02/02/12	10,000,000	9,999,830

Total Federal Farm Credit Bank		44,997,870

Farmer Mac[2]
0.14% due 06/25/12	25,000,000	24,996,375
0.17% due 07/24/12	15,000,000	14,995,770

Total Farmer Mac		39,992,145

Federal Home Loan Bank[2]
0.20% due 02/13/12	15,000,000	14,999,655

Freddie Mac[1]
0.23% due 03/14/12	10,000,000	9,999,610

Total Federal Agency Discount Notes (Cost $174,903,622)		174,986,205

FEDERAL AGENCY NOTES†† - 18.5%
Federal Home Loan Bank[2]
0.15% due 04/16/12	25,000,000	25,010,725
0.13% due 05/15/12	20,000,000	20,000,720
0.15% due 06/07/12	15,000,000	15,000,930

Total Federal Home Loan Bank		60,012,375

Federal Farm Credit Bank[2]
0.24% due 06/20/12	10,000,000	10,003,660

Total Federal Agency Notes (Cost $69,993,061)		70,016,035

REPURCHASE AGREEMENTS††,3 - 23.6%
HSBC Group
issued 12/30/11 at 0.00% due 01/03/12	60,495,424	60,495,424
Mizuho Financial Group, Inc.
issued 12/30/11 at 0.00% due 01/03/12	16,528,164	16,528,164
Deutsche Bank
issued 12/30/11 at 0.00% due 01/03/12	8,789,933	8,789,933
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	3,655,043	3,655,043

Total Repurchase Agreements (Cost $89,468,564)		89,468,564

Total Investments - 88.3% (Cost $334,365,247)		$334,470,804

Cash & Other Assets, Less Liabilities - 11.7%		$44,288,015

Total Net Assets - 100.0%		$378,758,819

	CONTRACTS	UNREALIZED GAIN (LOSS)
COMMODITY FUTURES CONTRACTS PURCHASED†
February 2012 RBOB Gasoline
Futures Contracts
(Aggregate Value of Contracts $55,394,371)	496	$1,215,945
March 2012 Brent Crude
Futures Contracts
(Aggregate Value of Contracts $54,478,270)	509	(1,029,620)

(Total Aggregate Value of Contracts $109,872,641)		$186,325

COMMODITY FUTURES CONTRACTS SOLD SHORT†
February 2012 Natural Gas
Futures Contracts
(Aggregate Value of Contracts $50,131,200)	1,680	5,065,739
February 2012 LME
Primary Aluminum
Futures Contracts
(Aggregate Value of Contracts $53,931,406)	1,075	351,413
March 2012 Wheat
Futures Contracts
(Aggregate Value of Contracts $57,583,988)	1,763	(613,146)
February 2012 LME Nickel
Futures Contracts
(Aggregate Value of Contracts $53,404,344)	476	(1,142,638)
February 2012 LME Copper
Futures Contracts
(Aggregate Value of Contracts $54,906,387)	289	(1,485,762)
March 2012 Corn
Futures Contracts
(Aggregate Value of Contracts $57,152,175)	1,766	(3,774,337)
March 2012 Soybean
Futures Contracts
(Aggregate Value of Contracts $56,066,563)	925	(4,155,050)

(Total Aggregate Value of Contracts $383,176,063)		$(5,753,781)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

LONG/SHORT COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $244,896,683)	$245,002,240
Repurchase agreements, at value (cost $89,468,564)	89,468,564

Total investments (cost $334,365,247)	334,470,804
Segregated cash with broker	50,814,854
Receivables:
Fund shares sold	1,577,832
Interest	34,653

Total assets	386,898,143

LIABILITIES:
Payable for:
Variation margin	5,454,825
Fund shares redeemed	1,729,130
Management fees	298,113
Distribution and service fees	97,812
Transfer agent and administrative fees	82,845
Portfolio accounting fees	30,162
Miscellaneous	446,437

Total liabilities	8,139,324

NET ASSETS	$378,758,819

NET ASSETS CONSIST OF:
Paid in capital	$432,592,622
Accumulated net investment loss	(47,862,327)
Accumulated net realized gain on investments	(509,577)
Net unrealized depreciation on investments	(5,461,899)

NET ASSETS	$378,758,819

A-CLASS:
Net assets	$103,636,674
Capital shares outstanding	4,310,334
Net asset value per share	$24.04

Maximum offering price per share (Net asset value divided by 95.25%)	$25.24

C-CLASS:
Net assets	$32,476,278
Capital shares outstanding	1,379,283
Net asset value per share	$23.55

H-CLASS:
Net assets	$213,062,031
Capital shares outstanding	8,863,799
Net asset value per share	$24.04

INSTITUTIONAL CLASS:
Net assets	$29,573,241
Capital shares outstanding	1,225,228
Net asset value per share	$24.14

Y-CLASS:
Net assets	$10,595
Capital shares outstanding	438
Net asset value per share	$24.17

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$614,101

Total investment income	614,101

EXPENSES:
Management fees	3,895,617
Transfer agent and administrative fees:
A-Class	251,591
C-Class	73,989
H-Class	501,194
Institutional Class	93,454
Y-Class	22
Distribution and service fees:
A-Class	251,591
C-Class	295,956
H-Class	501,194
Portfolio accounting fees	338,577
Licensing fees	920,808
Custodian fees	95,461
Trustees’ fees*	64,042
Miscellaneous	503,815

Total expenses	7,787,311
Less:
Expenses waived by Advisor	(582,824)

Net expenses	7,204,487

Net investment loss	(6,590,386)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Futures contracts	16,729,604
Options written	432,480

Net realized gain	17,162,084

Net change in unrealized appreciation (depreciation) on:
Investments	1,613
Futures contracts	(23,674,675)

Net change in unrealized appreciation (depreciation)	(23,673,062)

Net realized and unrealized loss	(6,510,978)

Net decrease in net assets resulting from operations	$(13,101,364)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

LONG/SHORT COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(6,590,386)	$(2,948,896)
Net realized gain on investments	17,162,084	20,971,508
Net change in unrealized appreciation (depreciation) on investments	(23,673,062)	18,369,145

Net increase (decrease) in net assets resulting from operations	(13,101,364)	36,391,757

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(5,635,155)	(5,018,207)
C-Class	(1,799,816)	(1,214,053)
H-Class	(10,993,341)	(9,996,580)
Institutional Class	(1,639,264)	(3,484,459)[a]
Y-Class	(552)	(744)[b]
Return of capital
A-Class	—	(72,231)
C-Class	—	(17,475)
H-Class	—	(143,889)
Institutional Class	—	(50,154)[a]
Y-Class	—	(11)[b]

Total distributions to shareholders	(20,068,128)	(19,997,803)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	98,593,867	78,416,596
C-Class	25,951,255	14,909,523
H-Class	169,426,608	98,822,229
Institutional Class	38,198,427	53,230,429 [a]
Y-Class	—	10,000 [b]
Redemption fees collected
A-Class	—	5,788
C-Class	—	1,810
H-Class	—	19,654
Institutional Class	—	(1,439)[a]
Y-Class	—	1 [b]
Distributions reinvested
A-Class	5,159,745	4,654,207
C-Class	1,730,260	1,151,331
H-Class	9,177,213	8,968,610
Institutional Class	715,921	3,315,547 [a]
Y-Class	552	754 [b]
Cost of shares redeemed
A-Class	(63,510,864)	(23,369,509)
C-Class	(9,104,887)	(2,847,332)
H-Class	(90,822,313)	(41,345,922)
Institutional Class	(61,251,730)	(9,982,378)[a]
Y-Class	—	— [b]

Net increase from capital share transactions	124,264,054	185,959,899

Net increase in net assets	91,094,562	202,353,853

NET ASSETS:
Beginning of year	287,664,257	85,310,404

End of year	$378,758,819	$287,664,257

Accumulated net investment loss at end of year	$(47,862,327)	$(22,354,778)

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

LONG/SHORT COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended December 31, 2011	Year Ended December 31, 2010

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	3,675,709	3,176,483
C-Class	974,518	609,331
H-Class	6,336,016	4,016,257
Institutional Class	1,435,975	2,259,552	[a]
Y-Class	—	387	[b]
Shares issued from reinvestment of distributions
A-Class	205,404	186,916
C-Class	70,307	46,802
H-Class	365,480	360,330
Institutional Class	28,398	133,048	[a]
Y-Class	21	30	[b]
Shares redeemed
A-Class	(2,413,030)	(963,784)
C-Class	(356,209)	(117,424)
H-Class	(3,476,976)	(1,688,642)
Institutional Class	(2,232,323)	(399,422)[a]
Y-Class	—	—	[b]

Net increase in shares	4,613,290	7,619,864

[a]	Since the commencement of operations: May 3, 2010 — Institutional Class
[b]	Since the commencement of operations: March 29, 2010 — Y-Class

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

LONG/SHORT COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]
Per Share Data
Net asset value, beginning of period	$25.78	$24.07	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.47)	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	.05	4.07	(.70)

Total from investment operations	(.42)	3.66	(.93)

Less distributions from:
Net investment income	(1.32)	(1.92)	—
Return of capital	—	(.03)	—

Total distributions	(1.32)	(1.95)	—

Redemption fees collected	—	— [d]	— [d]

Net asset value, end of period	$24.04	$25.78	$24.07

Total Return[e]	(1.83%)	15.51%	(3.72%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,637	$73,274	$10,654

Ratios to average net assets:
Net investment loss	(1.76%)	(1.71%)	(1.74%)
Total expenses	2.08%	2.09%	1.95%
Net expenses[f]	1.92%	1.93%	1.84%

Portfolio turnover rate	—	—	—

C-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]
Per Share Data
Net asset value, beginning of period	$25.46	$23.97	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.66)	(.59)	(.33)
Net gain (loss) on investments (realized and unrealized)	.07	4.03	(.70)

Total from investment operations	(.59)	3.44	(1.03)

Less distributions from:
Net investment income	(1.32)	(1.92)	—
Return of capital	—	(.03)	—

Total distributions	(1.32)	(1.95)	—

Redemption fees collected	—	— [d]	— [d]

Net asset value, end of period	$23.55	$25.46	$23.97

Total Return[e]	(2.56%)	14.70%	(4.16%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,476	$17,587	$3,642

Ratios to average net assets:
Net investment income (loss)	(2.51%)	(2.46%)	2.50%
Total expenses	2.83%	2.83%	2.70%
Net expenses[f]	2.67%	2.67%	2.59%

Portfolio turnover rate	—	—	—

12  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

LONG/SHORT COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]
Per Share Data
Net asset value, beginning of period	$25.77	$24.06	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.47)	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	.06	4.07	(.71)

Total from investment operations	(.41)	3.66	(.94)

Less distributions from:
Net investment income	(1.32)	(1.92)	—
Return of capital	—	(.03)	—

Total distributions	(1.32)	(1.95)	—

Redemption fees collected	—	— [d]	— [d]

Net asset value, end of period	$24.04	$25.77	$24.06

Total Return[e]	(1.83%)	15.51%	(3.76%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$213,062	$145,349	$71,014

Ratios to average net assets:
Net investment loss	(1.76%)	(1.71%)	(1.75%)
Total expenses	2.08%	2.07%	1.95%
Net expenses[f]	1.92%	1.91%	1.84%

Portfolio turnover rate	—	—	—

Institutional Class		Year Ended December 31, 2011[a]	Period Ended December 31, 2010[a,g]
Per Share Data
Net asset value, beginning of period		$25.81	$26.39

Income (loss) from investment operations:
Net investment loss[c]		(.40)	(.24)
Net gain on investments (realized and unrealized)		.05	1.61

Total from investment operations		(.35)	1.37

Less distributions from:
Net investment income		(1.32)	(1.92)
Return of capital		—	(.03)

Total distributions		(1.32)	(1.95)

Redemption fees collected		—	— [d]

Net asset value, end of period		$24.14	$25.81

Total Return[e]		(1.60%)	5.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)		$29,573	$51,444

Ratios to average net assets:
Net investment loss		(1.50%)	(1.45%)
Total expenses		1.84%	1.88%
Net expenses[f]		1.68%	1.70%

Portfolio turnover rate		—	—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

LONG/SHORT COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Y-Class	Year Ended December 31, 2011[a]	Period Ended December 31, 2010[a,h]
Per Share Data
Net asset value, beginning of period	$25.83	$25.89

Income (loss) from investment operations:
Net investment loss[c]	(.39)	(.26)
Net gain on investments (realized and unrealized)	.05	2.15

Total from investment operations	(.34)	1.89

Less distributions from:
Net investment income	(1.32)	(1.92)
Return of capital	—	(.03)

Total distributions	(1.32)	(1.95)

Redemption fees collected	—	— [d]

Net asset value, end of period	$24.17	$25.83

Total Return[e]	(1.52%)	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$11

Ratios to average net assets:
Net investment loss	(1.46%)	(1.41%)
Total expenses	1.78%	1.79%
Net expenses[f]	1.62%	1.63%

Portfolio turnover rate	—	—

[a]	Consolidated.
[b]	Since commencement of operations: June 25, 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Redemption fees collected are less than $0.01 per share.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

14  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2011 was the second full calendar year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The results for 2011 were strong for a second year as the Fund’s H Class generated a 3.39% return with only 4.3% annualized risk, for a Sharpe ratio* approximating 0.8. In addition to generating a strong Sharpe ratio*, the Fund generated a correlation of -4% to the S&P 500® Index** over the course of the year and demonstrated an ability to preserve and grow capital during the tumultuous months of August and September.

While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index** as its benchmark comparison, which was down -8.92% for the year. All five of the hedge fund styles (global macro, long/short equity, equity market neutral, merger arbitrage and fixed income strategies) employed by the Fund contributed positive returns to the Fund.

Merger Arbitrage contributed the most to return, 2.1%, as we increased our allocation to the strategy early in the year and the model continued to generate very attractive risk-adjusted returns. Our strategy realized a return of 6.2% with 3.1% annualized volatility, significantly better than the -2.1% loss with 5.8% annualized volatility reported for the HFRX Merger Arbitrage Index**.

Global Macro strategies contributed the second most, adding 1.4% to Fund return. Our trend-based and relative-value commodity models contributed approximately equally to this result. The trend model did very well in the first quarter of the calendar year while the relative-value strategy picked up steam in the second and third quarters.

Equity Market Neutral contributed 1.2% to Fund return. Our quantitative model generated a 5.9% return with 2.8% annualized volatility. In contrast, the HFRX Equity Market Neutral Index** lost -2.9% during the calendar year.

Fixed Income strategies contributed 1.1% to Fund return. Tactically allocating to a Treasury flattener trade performed well during the last three quarters of the year as market stress rose during European and U.S. budget discussions. Approximately half of the flattener strategy’s return was generated in the months of August and September alone, a period when we opportunistically increased our exposure to the strategy.

Long/Short Equity contributed 0.9% to Fund return. The industry rotation and size models contributed approximately equal positive amounts to this result while the country rotation model detracted from fund performance. For the full year, small caps underperformed large caps. Prior to 2011, this would have led to negative performance from our size model; however, enhancements allowed us to profit from shifting trends in the relative performance of stocks in different market capitalization categories.

Derivatives in the Fund are used for various purposes, including hedging, producing income and for speculation.

*	Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.
**	Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
**	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
**	HFRX Merger Arbitrage Index is designed to measure merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies currently engaged in a corporate transaction. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.
**	HFRX Equity Market Neutral Index is designed to measure equity market neutral strategies which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. Equity market neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

Performance displayed represents past performance which is no guarantee of future results.

16  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

MULTI-HEDGE STRATEGIES FUND

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
H-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Long Holdings (% of Total Net Assets)
Progress Energy, Inc.	1.9%
99 Cents Only Stores	1.7%
Transatlantic Holdings, Inc.	1.6%
Constellation Energy Group, Inc.	1.5%
RightNow Technologies, Inc.	1.4%
Healthspring, Inc.	1.4%
Goodrich Corp.	1.4%
Netlogic Microsystems, Inc.	1.3%
Temple-Inland, Inc.	1.3%
Motorola Mobility Holdings, Inc.	1.0%

Top Ten Total	14.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (09/19/05)
A-Class Shares	3.39%	-2.05%	-0.66%
A-Class Shares with sales charge†	-1.52%	-3.00%	-1.43%
C-Class Shares	2.62%	-2.79%	-1.40%
C-Class Shares with CDSC‡	1.62%	-2.79%	-1.40%
H-Class Shares	3.39%	-2.05%	-0.65%
HFRX Global Hedge Fund Index	-8.92%	-2.77%	-0.57%
S&P 500 Index	2.11%	-0.25%	2.47%

	1 Year	Since Inception (05/03/10)
Institutional Class Shares	3.61%	5.40%
HFRX Global Hedge Fund Index	-8.92%	-3.90%
S&P 500 Index	2.11%	4.93%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  17

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

COMMON STOCKS† - 41.1%
INFORMATION TECHNOLOGY - 9.7%
RightNow Technologies, Inc.*,1	35,463	$1,515,334
Netlogic Microsystems, Inc.*,1	28,599	1,417,652
Motorola Mobility Holdings, Inc.*,1	26,123	1,013,572
Blue Coat Systems, Inc.*	33,069	841,606
SuccessFactors, Inc.*	16,764	668,381
Magma Design Automation, Inc.*,1	92,768	666,074
LoopNet, Inc.*,1	30,729	561,726
Tekelec*	31,351	342,666
Novellus Systems, Inc.*,1	8,281	341,922
DemandTec, Inc.*	25,348	333,833
Fidelity National Information Services, Inc.[1]	6,406	170,336
IAC/InterActiveCorp.[1]	3,949	168,227
Activision Blizzard, Inc.[1]	12,029	148,197
Alliance Data Systems Corp.*,1	1,383	143,611
Analog Devices, Inc.[1]	3,840	137,395
Avnet, Inc.*,1	4,277	132,972
CA, Inc.[1]	6,242	126,182
AVX Corp.[1]	9,664	123,313
Fairchild Semiconductor International, Inc. — Class A*,1	9,882	118,979
Jabil Circuit, Inc.[1]	5,696	111,983
Equinix, Inc.*,1	1,056	107,078
DST Systems, Inc.[1]	2,220	101,054
S1 Corp.*,1	7,997	76,531
Dell, Inc.*,1	5,223	76,412
SanDisk Corp.*,1	1,492	73,421
EchoStar Corp. — Class A*,1	2,984	62,485
Tech Data Corp.*,1	1,257	62,108
eBay, Inc.*,1	1,966	59,629
Apple, Inc.*,1	139	56,295
Microchip Technology, Inc.[1]	1,383	50,659
Motorola Solutions, Inc.[1]	1,074	49,715
Teradyne, Inc.*,1	3,585	48,864
Harris Corp.[1]	1,330	47,933
Avago Technologies Ltd.[1]	1,584	45,714
Xilinx, Inc.[1]	1,293	41,454
Compuware Corp.*,1	3,791	31,541
Molex, Inc.[1]	1,147	27,367
Maxim Integrated Products, Inc.[1]	1,038	27,030
Xerox Corp.[1]	2,305	18,348
Vishay Intertechnology, Inc.*,1	1,885	16,946
Synopsys, Inc.*,1	509	13,845
Polycom, Inc.*,1	527	8,590
Solera Holdings, Inc.[1]	91	4,053
Atmel Corp.*,1	303	2,454
Altera Corp.[1]	18	668
NVIDIA Corp.*,1	23	319
Electronic Arts, Inc.*	11	227

Total Information Technology		10,194,701

UTILITIES - 5.4%
Progress Energy, Inc.[1]	35,154	1,969,327
Constellation Energy Group, Inc.[1]	38,627	1,532,333
Central Vermont Public Service Corp.[1]	8,947	314,040
Atmos Energy Corp.[1]	5,776	192,630
NiSource, Inc.[1]	7,498	178,527
American Electric Power Company, Inc.[1]	4,277	176,683
Alliant Energy Corp.[1]	3,973	175,249
Consolidated Edison, Inc.[1]	2,821	174,987
DTE Energy Co.[1]	3,167	172,443
N.V. Energy, Inc.[1]	10,355	169,304
Pennichuck Corp.[1]	5,460	157,412
NRG Energy, Inc.*,1	5,532	100,240
ONEOK, Inc.[1]	1,152	99,867
Ameren Corp.[1]	1,602	53,074
Entergy Corp.[1]	631	46,095
CenterPoint Energy, Inc.[1]	1,347	27,061
CMS Energy Corp.[1]	982	21,683
Westar Energy, Inc.[1]	637	18,333
Great Plains Energy, Inc.[1]	358	7,797

Total Utilities		5,587,085

FINANCIALS - 5.2%
Transatlantic Holdings, Inc.[1]	30,086	1,646,607
Harleysville Group, Inc.[1]	6,638	375,512
Annaly Capital Management, Inc.[1]	12,817	204,559
Torchmark Corp.[1]	4,022	174,515
Fidelity National Financial, Inc. — Class A1	10,901	173,653
Delphi Financial Group, Inc. — Class A	3,902	172,859
SL Green Realty Corp.[1]	2,475	164,934
American Financial Group, Inc.[1]	4,422	163,128
Commerce Bancshares, Inc.[1]	4,254	162,162
NASDAQ OMX Group, Inc.*,1	6,534	160,148
Capital One Financial Corp.[1]	3,707	156,769
Leucadia National Corp.[1]	6,078	138,214
Reinsurance Group of America, Inc. — Class A1	2,457	128,378
Weyerhaeuser Co.[1]	6,803	127,012
Huntington Bancshares, Inc.[1]	22,996	126,248
Endurance Specialty Holdings Ltd.[1]	3,221	123,203
CapitalSource, Inc.[1]	18,205	121,974
Discover Financial Services[1]	4,841	116,184
Marsh & McLennan Companies, Inc.[1]	3,506	110,860
BlackRock, Inc. — Class A1	588	104,805
Bank of New York Mellon Corp.[1]	4,877	97,101
American Capital Ltd.*,1	13,969	94,011
East West Bancorp, Inc.[1]	4,004	79,079

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Hospitality Properties Trust[1]	3,136	$72,065
MetLife, Inc.[1]	2,234	69,656
New York Community Bancorp, Inc.[1]	4,702	58,164
Taubman Centers, Inc.[1]	892	55,393
Piedmont Office Realty Trust, Inc. — Class A1	3,234	55,107
CommonWealth REIT[1]	3,285	54,662
Washington Federal, Inc.[1]	3,186	44,572
Unum Group[1]	1,856	39,106
Interactive Brokers Group, Inc. — Class A1	2,402	35,886
E*Trade Financial Corp.*,1	3,002	23,896
Prudential Financial, Inc.[1]	453	22,704
ACE Ltd.[1]	164	11,500
Simon Property Group, Inc.[1]	73	9,413
Liberty Property Trust[1]	248	7,658
First Niagara Financial Group, Inc.[1]	855	7,379
Rayonier, Inc.[1]	163	7,275
Citigroup, Inc.[1]	239	6,288
UDR, Inc.[1]	163	4,091
Principal Financial Group, Inc.[1]	121	2,977

Total Financials		5,509,707

HEALTH CARE - 5.1%
Healthspring, Inc.*,1	27,773	1,514,739
Pharmasset, Inc.*,1	6,547	839,325
SonoSite, Inc.*	7,774	418,708
Medco Health Solutions, Inc.*,1	5,501	307,506
Synovis Life Technologies, Inc.*	9,082	252,752
Amgen, Inc.[1]	3,656	234,752
SXC Health Solutions Corp.*,1	2,692	152,044
Coventry Health Care, Inc.*,1	4,950	150,331
LifePoint Hospitals, Inc.*,1	3,931	146,037
Cooper Companies, Inc.[1]	2,020	142,450
Forest Laboratories, Inc.*,1	3,585	108,482
Agilent Technologies, Inc.*,1	2,857	99,795
Endo Pharmaceuticals Holdings, Inc.*,1	2,475	85,462
American Dental Partners, Inc.*,1	4,204	79,161
Celgene Corp.*,1	1,088	73,549
AmerisourceBergen Corp. — Class A1	1,893	70,401
Gilead Sciences, Inc.*,1	1,711	70,031
Pfizer, Inc.[1]	3,203	69,313
Bio-Rad Laboratories, Inc. — Class A*,1	709	68,092
Cerner Corp.*,1	1,038	63,577
Biogen Idec, Inc.*,1	564	62,068
Perrigo Co.[1]	606	58,964
Alexion Pharmaceuticals, Inc.*,1	619	44,258
McKesson Corp.[1]	546	42,539
Aetna, Inc.[1]	819	34,554
United Therapeutics Corp.*,1	634	29,956
Henry Schein, Inc.*,1	364	23,453
ResMed, Inc.*,1	819	20,803
Humana, Inc.[1]	128	11,214
Myriad Genetics, Inc.*,1	532	11,140
UnitedHealth Group, Inc.[1]	219	11,099
AMERIGROUP Corp.*,1	182	10,753
WellPoint, Inc.[1]	146	9,672
Hill-Rom Holdings, Inc.[1]	267	8,995
Edwards Lifesciences Corp.*,1	97	6,858
Boston Scientific Corp.*,1	710	3,791
Cigna Corp.[1]	73	3,066

Total Health Care		5,339,690

INDUSTRIALS - 4.6%
Goodrich Corp.[1]	11,497	1,422,179
RSC Holdings, Inc.*	33,999	628,981
Stanley Black & Decker, Inc.[1]	2,548	172,245
Kennametal, Inc.[1]	4,331	158,168
Towers Watson & Co. — Class A1	2,584	154,859
Northrop Grumman Corp.[1]	2,457	143,685
Republic Services, Inc. — Class A1	4,204	115,820
KBR, Inc.[1]	4,149	115,633
Tyco International Ltd.[1]	2,329	108,788
Union Pacific Corp.[1]	1,013	107,317
Dover Corp.[1]	1,765	102,458
FedEx Corp.[1]	1,220	101,882
Corrections Corporation of America*,1	4,440	90,443
Ryder System, Inc.[1]	1,656	88,000
WESCO International, Inc.*,1	1,653	87,626
WCA Waste Corp.*	13,276	86,427
Caterpillar, Inc.[1]	902	81,721
GATX Corp.[1]	1,766	77,104
WW Grainger, Inc.[1]	398	74,502
AGCO Corp.*,1	1,729	74,295
Nordson Corp.[1]	1,801	74,165
Air Lease Corp. — Class A*,1	3,106	73,643
MSC Industrial Direct Co., Inc. — Class A1	884	63,250
L-3 Communications Holdings, Inc.[1]	910	60,679
General Electric Co.[1]	3,112	55,736
Emerson Electric Co.[1]	1,166	54,324
CSX Corp.[1]	2,402	50,586
Donaldson Company, Inc.[1]	715	48,677
Parker Hannifin Corp.[1]	619	47,199
Kansas City Southern*,1	619	42,098
Cummins, Inc.[1]	473	41,633
URS Corp.*,1	1,165	40,915
Armstrong World Industries, Inc.*,1	685	30,051
Gardner Denver, Inc.[1]	382	29,437
Chicago Bridge & Iron Company N.V.[1]	775	29,295
Hubbell, Inc. — Class B1	400	26,744
Norfolk Southern Corp.[1]	346	25,210
CNH Global N.V.*,1	665	23,933

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Fluor Corp.[1]	364	$18,291
Thomas & Betts Corp.*,1	291	15,889
Alexander & Baldwin, Inc.[1]	291	11,879
RR Donnelley & Sons Co.[1]	637	9,192
Eaton Corp.[1]	109	4,745
Kirby Corp.*,1	42	2,765

Total Industrials		4,872,469

CONSUMER DISCRETIONARY - 4.3%
99 Cents Only Stores*,1	80,538	1,767,809
Wyndham Worldwide Corp.[1]	4,222	159,718
Foot Locker, Inc.[1]	6,642	158,345
McCormick & Schmick’s Seafood Restaurants, Inc.*	18,106	158,246
Comcast Corp. — Class A1	6,407	151,910
Limited Brands, Inc.[1]	3,476	140,257
O’Reilly Automotive, Inc.*,1	1,602	128,080
Brinker International, Inc.[1]	4,259	113,971
Jarden Corp.[1]	3,385	101,144
MGM Resorts International*,1	9,646	100,608
Dillard’s, Inc. — Class A1	1,838	82,489
Time Warner Cable, Inc.[1]	1,280	81,370
Darden Restaurants, Inc.[1]	1,771	80,722
Autoliv, Inc.[1]	1,474	78,844
Mattel, Inc.[1]	2,718	75,452
NIKE, Inc. — Class B1	759	73,145
Target Corp.[1]	1,356	69,454
Coach, Inc.[1]	1,119	68,304
VF Corp.[1]	534	67,813
Kohl’s Corp.[1]	1,290	63,662
Interpublic Group of Companies, Inc.[1]	6,424	62,506
Fossil, Inc.*,1	769	61,028
Genuine Parts Co.[1]	886	54,223
JC Penney Company, Inc.[1]	1,495	52,549
Family Dollar Stores, Inc.[1]	883	50,914
Deckers Outdoor Corp.*,1	656	49,574
Service Corporation International[1]	4,641	49,427
Polaris Industries, Inc.[1]	874	48,927
DISH Network Corp. — Class A1	1,547	44,059
Hanesbrands, Inc.*,1	1,985	43,392
TRW Automotive Holdings Corp.*,1	1,237	40,326
Career Education Corp.*,1	4,725	37,658
CBS Corp. — Class B1	1,264	34,305
Virgin Media, Inc.[1]	1,577	33,716
Big Lots, Inc.*,1	725	27,376
Liberty Interactive Corp. — Class A*,1	1,584	25,685
Under Armour, Inc. — Class A*,1	300	21,537
Royal Caribbean Cruises Ltd.[1]	765	18,949
Hasbro, Inc.[1]	593	18,911
Priceline.com, Inc.*,1	36	16,838
GameStop Corp. — Class A*,1	582	14,044
Aaron’s, Inc.[1]	455	12,139
DeVry, Inc.[1]	292	11,230
LKQ Corp.*,1	239	7,189
Tupperware Brands Corp.[1]	127	7,108
The Gap, Inc.[1]	97	1,799

Total Consumer Discretionary		4,566,752

ENERGY - 2.6%
Complete Production Services, Inc.*,1	29,661	995,423
El Paso Corp.[1]	14,690	390,313
Marathon Oil Corp.[1]	6,127	179,337
Tesoro Corp.*,1	5,842	136,469
Valero Energy Corp.[1]	6,460	135,983
Spectra Energy Corp.[1]	3,448	106,026
Chevron Corp.[1]	874	92,994
Patterson-UTI Energy, Inc.[1]	4,058	81,079
Unit Corp.*,1	1,729	80,226
Hess Corp.[1]	1,329	75,487
ConocoPhillips[1]	1,019	74,255
Chesapeake Energy Corp.[1]	3,076	68,564
SEACOR Holdings, Inc.*,1	643	57,201
National Oilwell Varco, Inc.[1]	733	49,837
QEP Resources, Inc.[1]	1,548	45,356
RPC, Inc.[1]	2,420	44,165
Murphy Oil Corp.[1]	696	38,795
Oil States International, Inc.*,1	455	34,748
Occidental Petroleum Corp.[1]	345	32,326
SM Energy Co.[1]	182	13,304
Cimarex Energy Co.[1]	91	5,633
Atwood Oceanics, Inc.*,1	54	2,149

Total Energy		2,739,670

MATERIALS - 2.2%
Temple-Inland, Inc.[1]	41,913	1,329,061
Westlake Chemical Corp.[1]	2,870	115,489
Cabot Corp.[1]	3,548	114,033
LyondellBasell Industries N.V. — Class A1	3,221	104,650
Cliffs Natural Resources, Inc.[1]	1,519	94,710
Domtar Corp.[1]	1,019	81,479
CF Industries Holdings, Inc.[1]	528	76,549
Freeport-McMoRan Copper & Gold, Inc.[1]	1,947	71,630
MeadWestvaco Corp.[1]	2,061	61,727
Alcoa, Inc.[1]	6,442	55,723
Bemis Company, Inc.[1]	1,729	52,008
Newmont Mining Corp.[1]	795	47,708
Packaging Corporation of America[1]	1,638	41,343
Rockwood Holdings, Inc.*,1	887	34,921
International Paper Co.[1]	308	9,117
Dow Chemical Co.[1]	255	7,334
EI du Pont de Nemours & Co.[1]	146	6,684
Ball Corp.[1]	182	6,499
Walter Energy, Inc.[1]	18	1,090

Total Materials		2,311,755

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

CONSUMER STAPLES - 1.8%
Winn-Dixie Stores, Inc.*	27,500	$257,950
Smithfield Foods, Inc.*,1	7,334	178,070
Tyson Foods, Inc. — Class A1	8,572	176,926
Kroger Co.[1]	6,970	168,813
Hormel Foods Corp.[1]	5,678	166,309
Coca-Cola Enterprises, Inc.[1]	6,206	159,991
ConAgra Foods, Inc.[1]	5,714	150,850
Lorillard, Inc.[1]	940	107,160
Philip Morris International, Inc.[1]	1,095	85,936
Herbalife Ltd.[1]	1,565	80,864
Reynolds American, Inc.[1]	1,841	76,254
Kimberly-Clark Corp.[1]	965	70,985
Energizer Holdings, Inc.*,1	874	67,718
Estee Lauder Companies, Inc. — Class A1	456	51,218
Corn Products International, Inc.[1]	928	48,804
Whole Foods Market, Inc.[1]	304	21,152
Costco Wholesale Corp.[1]	200	16,664
Avon Products, Inc.[1]	930	16,247

Total Consumer Staples		1,901,911

TELECOMMUNICATION SERVICES - 0.2%
Verizon Communications, Inc.[1]	3,221	129,227
MetroPCS Communications, Inc.*,1	4,523	39,260
Frontier Communications Corp.[1]	4,546	23,412
Telephone & Data Systems, Inc.[1]	346	8,958
AT&T, Inc.[1]	182	5,504

Total Telecommunication Services		206,361

Total Common Stocks (Cost $41,876,019)		43,230,101

EXCHANGE TRADED FUNDS† - 0.7%
iShares MSCI United Kingdom Index Fund[1]	23,310	376,690
iShares MSCI South Korea Index Fund[1]	2,326	121,557
iShares MSCI Singapore Index Fund[1]	5,328	57,702
Vanguard MSCI Emerging Markets ETF[1]	1,260	48,145
iShares MSCI France Index Fund[1]	2,084	40,805
iShares MSCI Sweden Index Fund[1]	1,495	37,584
iShares MSCI Spain Index Fund[1]	605	18,313
iShares MSCI Malaysia Index Fund[1]	1,246	16,696
iShares MSCI Australia Index Fund[1]	672	14,408

Total Exchange Traded Funds (Cost $721,606)		731,900

CLOSED-END FUNDS† - 7.8%
Gabelli Dividend & Income Trust[1]	27,773	428,260
Eaton Vance Risk-Managed Diversified Equity Income Fund[1]	38,856	406,045
Calamos Strategic Total Return Fund[1]	47,440	396,124
Royce Value Trust, Inc.[1]	32,057	393,341
CBRE Clarion Global Real Estate Income Fund[1]	55,779	381,528
Eaton Vance Enhanced Equity Income Fund II1	33,527	342,311
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund[1,4]	25,849	325,956
BlackRock Enhanced Capital and Income Fund, Inc.[1]	25,077	308,447
Clough Global Opportunities Fund[1]	28,477	301,002
Liberty All Star Equity Fund[1]	63,506	267,995
Eaton Vance Enhanced Equity Income Fund[1]	25,688	261,504
Advent Claymore Convertible Securities and Income Fund[1,4]	16,693	245,888
Zweig Total Return Fund, Inc.[1]	78,428	237,637
Blackrock Credit Allocation Income Trust IV1	17,942	217,995
Adams Express Co.[1]	20,882	201,305
BlackRock Credit Allocation Income Trust II, Inc.[1]	19,893	195,548
AGIC Equity & Convertible Income Fund[1]	11,964	186,638
John Hancock Bank and Thrift Opportunity Fund[1]	13,366	183,114
Eaton Vance Tax-Managed Diversified Equity Income Fund[1]	20,512	181,942
Tri-Continental Corp.[1]	12,332	175,484
H&Q Healthcare Investors[1]	11,974	168,953
General American Investors Company, Inc.[1]	5,906	147,111
BlackRock Strategic Equity Dividend Trust[1]	14,252	139,670
Source Capital, Inc.[1]	2,635	123,792
GDL Fund[1]	10,400	122,720
Clough Global Equity Fund[1]	9,775	117,593
First Trust Enhanced Equity Income Fund[1]	10,656	115,405
Zweig Fund, Inc.[1]	39,718	115,182
Madison/Claymore Covered Call & Equity Strategy Fund[1,4]	15,171	113,327
Royce Micro-Capital Trust, Inc.[1]	11,597	101,702
Blackrock Credit Allocation Income Trust III, Inc.[1]	9,269	97,695
Japan Smaller Capitalization Fund, Inc.[1]	13,480	96,786
Nuveen Diversified Dividend and Income Fund[1]	8,714	89,406
Thai Fund, Inc.[1]	6,816	83,564

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Clough Global Allocation Fund[1]	5,805	$74,014
Nuveen Tax-Advantaged Total Return Strategy Fund[1]	7,456	71,279
Nuveen Multi-Strategy Income and Growth Fund[1]	8,824	70,680
Cohen & Steers Dividend Majors Fund, Inc.[1]	5,743	69,548
Lazard Global Total Return and Income Fund, Inc.[1]	4,825	64,607
LMP Capital and Income Fund, Inc.[1]	5,179	64,012
Gabelli Global Multimedia Trust, Inc.[1]	9,578	59,767
Swiss Helvetia Fund, Inc.[1]	5,839	58,098
LMP Real Estate Income Fund, Inc.[1]	5,854	54,150
DWS High Income Opportunities Fund, Inc.[1]	3,134	43,437
Royce Focus Trust, Inc.[1]	6,501	40,954
Madison Strategic Sector Premium Fund[1]	3,459	36,804
Liberty All Star Growth Fund, Inc.[1]	8,513	32,435
Ellsworth Fund Ltd.[1]	4,748	31,147
Neuberger Berman Real Estate Securities Income Fund, Inc.[1]	7,911	29,666
Bancroft Fund Ltd.[1]	1,596	24,132
Gabelli Healthcare & WellnessRx Trust*,1	2,838	20,263
Diamond Hill Financial Trends Fund, Inc.[1]	2,179	18,020
Petroleum & Resources Corp.[1]	377	9,218

Total Closed-End Funds (Cost $7,878,888)		8,143,201

	FACE AMOUNT
REPURCHASE AGREEMENTS††,2 - 43.6%
HSBC Group
issued 12/30/11 at 0.00% due 01/03/12	$30,999,009	30,999,009
Mizuho Financial Group, Inc.
issued 12/30/11 at 0.00% due 01/03/12	8,469,346	8,469,346
Deutsche Bank
issued 12/30/11 at 0.00% due 01/03/12	4,504,129	4,504,129
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	1,872,914	1,872,914

Total Repurchase Agreements (Cost $45,845,398)		45,845,398

Total Long Investments - 93.2% (Cost $96,321,911)		$97,950,600

	SHARES
COMMON STOCKS SOLD SHORT† - (23.2)%
TELECOMMUNICATION SERVICES - (0.3)%
Crown Castle International Corp.*	36	(1,613)
NII Holdings, Inc.*	556	(11,843)
Sprint Nextel Corp.*	9,931	(23,239)
tw telecom, Inc. — Class A*	2,344	(45,427)
American Tower Corp. — Class A	1,413	(84,794)
SBA Communications Corp. — Class A*	3,937	(169,134)

Total Telecommunication Services		(336,050)

CONSUMER STAPLES - (1.0)%
Altria Group, Inc.	279	(8,272)
Clorox Co.	163	(10,849)
Procter & Gamble Co.	189	(12,608)
Brown-Forman Corp. — Class B	200	(16,102)
Campbell Soup Co.	818	(27,190)
Hansen Natural Corp.*	327	(30,130)
PepsiCo, Inc.	563	(37,355)
Bunge Ltd.	1,091	(62,405)
Colgate-Palmolive Co.	679	(62,733)
McCormick & Company, Inc.	1,400	(70,588)
HJ Heinz Co.	1,327	(71,711)
SUPERVALU, Inc.	9,034	(73,356)
Mead Johnson Nutrition Co. — Class A	1,091	(74,984)
Archer-Daniels-Midland Co.	2,872	(82,139)
Hershey Co.	1,363	(84,206)
Kellogg Co.	1,672	(84,553)
Sara Lee Corp.	4,471	(84,591)
Sysco Corp.	2,980	(87,403)
Dean Foods Co.*	8,451	(94,651)

Total Consumer Staples		(1,075,826)

MATERIALS - (1.1)%
Kronos Worldwide, Inc.	140	(2,526)
Molycorp, Inc.*	404	(9,688)
Huntsman Corp.	1,158	(11,580)
Solutia, Inc.*	783	(13,530)
Compass Minerals International, Inc.	218	(15,009)
Celanese Corp. — Class A	372	(16,468)
Owens-Illinois, Inc.*	1,145	(22,190)
Sonoco Products Co.	963	(31,741)
Vulcan Materials Co.	872	(34,313)
Intrepid Potash, Inc.*	1,732	(39,195)
FMC Corp.	473	(40,697)
Southern Copper Corp.	1,999	(60,330)
Steel Dynamics, Inc.	4,907	(64,527)
Valspar Corp.	1,799	(70,107)
WR Grace & Co.*	1,724	(79,166)
AK Steel Holding Corp.	9,651	(79,717)
Titanium Metals Corp.	5,471	(81,956)
Praxair, Inc.	836	(89,368)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

Commercial Metals Co.	6,519	$(90,158)
Airgas, Inc.	1,163	(90,807)
Scotts Miracle-Gro Co. — Class A	1,945	(90,812)
Martin Marietta Materials, Inc.	1,670	(125,935)

Total Materials		(1,159,820)

HEALTH CARE - (1.5)%
Patterson Companies, Inc.	85	(2,509)
Allscripts Healthcare Solutions, Inc.*	512	(9,697)
DENTSPLY International, Inc.	418	(14,626)
DaVita, Inc.*	200	(15,162)
Regeneron Pharmaceuticals, Inc.*	327	(18,126)
Techne Corp.	327	(22,321)
Brookdale Senior Living, Inc. — Class A*	1,945	(33,824)
Human Genome Sciences, Inc.*	6,111	(45,160)
Hologic, Inc.*	2,653	(46,454)
Community Health Systems, Inc.*	2,678	(46,731)
Covance, Inc.*	1,073	(49,058)
Vertex Pharmaceuticals, Inc.*	1,624	(53,933)
Charles River Laboratories International, Inc.*	2,017	(55,125)
CareFusion Corp.*	2,308	(58,646)
Amylin Pharmaceuticals, Inc.*	5,476	(62,317)
Lincare Holdings, Inc.	2,581	(66,358)
Quest Diagnostics, Inc.	1,181	(68,569)
Laboratory Corporation of America Holdings*	800	(68,776)
Warner Chilcott plc — Class A*	4,780	(72,321)
Alere, Inc.*	3,235	(74,696)
Health Net, Inc.*	2,461	(74,864)
VCA Antech, Inc.*	3,908	(77,183)
Bruker Corp.*	6,216	(77,203)
Hospira, Inc.*	2,617	(79,478)
Dendreon Corp.*	10,539	(80,096)
Allergan, Inc.	981	(86,073)
Express Scripts, Inc.*	4,883	(218,221)

Total Health Care		(1,577,527)

CONSUMER DISCRETIONARY - (1.5)%
Sirius XM Radio, Inc.*	322	(586)
Best Buy Company, Inc.	27	(631)
RadioShack Corp.	105	(1,020)
Clear Channel Outdoor Holdings, Inc. — Class A*	91	(1,142)
Weight Watchers International, Inc.	25	(1,375)
Gannett Company, Inc.	152	(2,032)
Marriott Vacations Worldwide Corp.*	272	(4,664)
Wynn Resorts Ltd.	49	(5,414)
Leggett & Platt, Inc.	236	(5,437)
Scripps Networks Interactive, Inc. — Class A	145	(6,151)
Hyatt Hotels Corp. — Class A*	181	(6,813)
Dollar Tree, Inc.*	109	(9,059)
McDonald’s Corp.	91	(9,130)
Yum! Brands, Inc.	164	(9,678)
Starwood Hotels & Resorts Worldwide, Inc.	218	(10,457)
Tempur-Pedic International, Inc.*	335	(17,598)
H&R Block, Inc.	1,163	(18,992)
Johnson Controls, Inc.	636	(19,881)
Guess?, Inc.	727	(21,679)
WMS Industries, Inc.*	1,263	(25,917)
Las Vegas Sands Corp.*	636	(27,176)
Choice Hotels International, Inc.	741	(28,195)
Tiffany & Co.	437	(28,956)
Ross Stores, Inc.	690	(32,796)
American Eagle Outfitters, Inc.	2,326	(35,565)
Toll Brothers, Inc.*	2,399	(48,988)
Ford Motor Co.*	4,562	(49,087)
Home Depot, Inc.	1,290	(54,232)
NVR, Inc.*	85	(58,310)
Urban Outfitters, Inc.*	2,181	(60,108)
DreamWorks Animation SKG, Inc. — Class A*	3,635	(60,323)
Lamar Advertising Co. — Class A*	2,290	(62,975)
Apollo Group, Inc. — Class A*	1,218	(65,614)
Regal Entertainment Group — Class A	5,816	(69,443)
International Game Technology	4,356	(74,923)
Morningstar, Inc.	1,290	(76,691)
Newell Rubbermaid, Inc.	4,780	(77,197)
Marriott International, Inc. — Class A	2,718	(79,284)
Goodyear Tire & Rubber Co.*	5,944	(84,226)
Madison Square Garden Co. — Class A*	2,980	(85,347)
CarMax, Inc.*	2,890	(88,087)
TJX Companies, Inc.	1,400	(90,370)
Bally Technologies, Inc.*	2,326	(92,017)

Total Consumer Discretionary		(1,607,566)

ENERGY - (2.1)%
Denbury Resources, Inc.*	109	(1,646)
EXCO Resources, Inc.	1,381	(14,431)
Noble Energy, Inc.	182	(17,179)
Cabot Oil & Gas Corp.	236	(17,912)
Schlumberger Ltd.	345	(23,567)
Consol Energy, Inc.	1,036	(38,021)
Energen Corp.	854	(42,700)
Diamond Offshore Drilling, Inc.	800	(44,208)
Ultra Petroleum Corp.*	1,600	(47,408)
Sunoco, Inc.	1,209	(49,593)
Southwestern Energy Co.*	1,636	(52,254)
Alpha Natural Resources, Inc.*	2,872	(58,675)
Newfield Exploration Co.*	1,690	(63,764)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

EOG Resources, Inc.	654	$(64,426)
Dresser-Rand Group, Inc.*	1,345	(67,129)
Range Resources Corp.	1,199	(74,266)
Cameron International Corp.*	1,618	(79,589)
Teekay Corp.	3,132	(83,718)
Cobalt International Energy, Inc.*	5,453	(84,631)
Continental Resources, Inc.*	1,290	(86,056)
FMC Technologies, Inc.*	1,799	(93,962)
Kinder Morgan, Inc.	6,517	(209,652)
Superior Energy Services, Inc.*	30,720	(873,677)

Total Energy		(2,188,464)

INFORMATION TECHNOLOGY - (2.7)%
Teradata Corp.*	24	(1,164)
Acme Packet, Inc.*	40	(1,236)
Amphenol Corp. — Class A	72	(3,268)
Accenture plc — Class A	72	(3,833)
Corning, Inc.	381	(4,945)
Western Digital Corp.*	182	(5,633)
IPG Photonics Corp.*	251	(8,501)
Juniper Networks, Inc.*	418	(8,531)
Yahoo!, Inc.*	588	(9,484)
AOL, Inc.*	1,163	(17,561)
ACI Worldwide, Inc.*	932	(26,692)
Lender Processing Services, Inc.	2,763	(41,638)
Citrix Systems, Inc.*	690	(41,897)
CoreLogic, Inc.*	3,326	(43,005)
Genpact Ltd.*	2,980	(44,551)
NetApp, Inc.*	1,514	(54,913)
QLogic Corp.*	3,666	(54,990)
Micron Technology, Inc.*	9,052	(56,937)
Rovi Corp.*	2,326	(57,173)
Brocade Communications Systems, Inc.*	11,075	(57,479)
Cognizant Technology Solutions Corp. — Class A*	945	(60,773)
Salesforce.com, Inc.*	600	(60,876)
Factset Research Systems, Inc.	708	(61,794)
Cree, Inc.*	2,872	(63,299)
Tellabs, Inc.	15,680	(63,347)
National Instruments Corp.	2,472	(64,148)
Western Union Co.	3,635	(66,375)
LSI Corp.*	11,190	(66,581)
Paychex, Inc.	2,326	(70,036)
PMC - Sierra, Inc.*	12,722	(70,098)
Ciena Corp.*	6,397	(77,404)
Akamai Technologies, Inc.*	2,411	(77,827)
Diebold, Inc.	2,617	(78,693)
Dolby Laboratories, Inc. — Class A*	2,599	(79,296)
MICROS Systems, Inc.*	1,709	(79,605)
Itron, Inc.*	2,260	(80,840)
FLIR Systems, Inc.	3,235	(81,101)
ANSYS, Inc.*	1,418	(81,223)
Advanced Micro Devices, Inc.*	15,285	(82,539)
Trimble Navigation Ltd.*	1,981	(85,975)
Silicon Laboratories, Inc.*	1,981	(86,015)
Broadridge Financial Solutions, Inc.	3,823	(86,209)
VeriSign, Inc.	2,563	(91,550)
WebMD Health Corp. — Class A*	2,563	(96,241)
Zebra Technologies Corp. — Class A*	3,749	(134,139)
Lam Research Corp.*	8,339	(308,710)

Total Information Technology		(2,798,125)

INDUSTRIALS - (2.9)%
Owens Corning*	93	(2,671)
Avery Dennison Corp.	163	(4,675)
Equifax, Inc.	146	(5,656)
GrafTech International Ltd.*	509	(6,948)
WABCO Holdings, Inc.*	172	(7,465)
Copa Holdings S.A. — Class A	144	(8,448)
Stericycle, Inc.*	109	(8,493)
3M Co.	109	(8,909)
Polypore International, Inc.*	239	(10,514)
Cooper Industries plc	238	(12,888)
UTI Worldwide, Inc.	1,066	(14,167)
United Technologies Corp.	200	(14,618)
Fastenal Co.	572	(24,945)
Terex Corp.*	2,411	(32,573)
Ingersoll-Rand plc	1,254	(38,209)
Spirit Aerosystems Holdings, Inc. — Class A*	1,853	(38,505)
CH Robinson Worldwide, Inc.	618	(43,124)
Deere & Co.	582	(45,018)
Regal-Beloit Corp.	899	(45,822)
PACCAR, Inc.	1,224	(45,863)
Southwest Airlines Co.	5,394	(46,173)
First Solar, Inc.*	1,526	(51,518)
United Parcel Service, Inc. — Class B	746	(54,600)
Covanta Holding Corp.	4,017	(54,993)
Oshkosh Corp.*	2,617	(55,951)
Expeditors International of Washington, Inc.	1,400	(57,344)
Illinois Tool Works, Inc.	1,272	(59,415)
Con-way, Inc.	2,054	(59,895)
Graco, Inc.	1,562	(63,870)
Carlisle Companies, Inc.	1,472	(65,210)
Lennox International, Inc.	1,945	(65,644)
Robert Half International, Inc.	2,314	(65,856)
Valmont Industries, Inc.	746	(67,729)
United Continental Holdings, Inc.*	3,713	(70,064)
Iron Mountain, Inc.	2,308	(71,086)
Masco Corp.	7,042	(73,800)
AECOM Technology Corp.*	3,617	(74,402)
Manitowoc Company, Inc.	8,110	(74,531)
Manpower, Inc.	2,126	(76,005)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

J.B. Hunt Transport Services, Inc.	1,690	$(76,168)
Shaw Group, Inc.*	2,895	(77,876)
Flowserve Corp.	836	(83,032)
CoStar Group, Inc.*	1,247	(83,212)
Crane Co.	1,853	(86,554)
Toro Co.	1,436	(87,108)
Quanta Services, Inc.*	4,181	(90,059)
Boeing Co.	1,254	(91,981)
Dun & Bradstreet Corp.	1,236	(92,490)
Landstar System, Inc.	1,994	(95,553)
Delta Air Lines, Inc.*	13,419	(108,560)
Jacobs Engineering Group, Inc.*	3,269	(132,656)
United Rentals, Inc.*	9,462	(279,602)

Total Industrials		(3,012,448)

UTILITIES - (5.0)%
UGI Corp.	251	(7,379)
PG&E Corp.	287	(11,830)
PPL Corp.	454	(13,357)
AGL Resources, Inc.	364	(15,383)
Hawaiian Electric Industries, Inc.	1,309	(34,662)
TECO Energy, Inc.	2,545	(48,711)
AES Corp.*	4,684	(55,459)
National Fuel Gas Co.	1,054	(58,581)
FirstEnergy Corp.	1,490	(66,007)
Aqua America, Inc.	3,126	(68,928)
GenOn Energy, Inc.*	26,827	(70,018)
Public Service Enterprise Group, Inc.	2,417	(79,785)
Calpine Corp.*	4,925	(80,425)
NextEra Energy, Inc.	1,363	(82,979)
Wisconsin Energy Corp.	2,417	(84,498)
Dominion Resources, Inc.	1,593	(84,556)
Questar Corp.	4,308	(85,557)
Vectren Corp.	2,854	(86,276)
Integrys Energy Group, Inc.	1,600	(86,688)
MDU Resources Group, Inc.	4,047	(86,849)
Southern Co.	1,891	(87,534)
Exelon Corp.	39,370	(1,707,477)
Duke Energy Corp.	100,654	(2,214,388)

Total Utilities		(5,217,327)

FINANCIALS - (5.1)%
BBCN Bancorp, Inc.*	69	(652)
Regions Financial Corp.	180	(774)
Hartford Financial Services Group, Inc.	171	(2,779)
Invesco Ltd.	145	(2,913)
U.S. Bancorp	115	(3,111)
Boston Properties, Inc.	36	(3,586)
IntercontinentalExchange, Inc.*	36	(4,340)
CNA Financial Corp.	182	(4,869)
Moody’s Corp.	152	(5,119)
First Horizon National Corp.	665	(5,320)
Wells Fargo & Co.	227	(6,256)
Arthur J. Gallagher & Co.	200	(6,688)
Associated Banc-Corp.	615	(6,870)
SunTrust Banks, Inc.	413	(7,310)
Raymond James Financial, Inc.	251	(7,771)
Lincoln National Corp.	475	(9,225)
KeyCorp	1,423	(10,943)
TD Ameritrade Holding Corp.	727	(11,378)
Aflac, Inc.	277	(11,983)
Janus Capital Group, Inc.	1,967	(12,412)
Affiliated Managers Group, Inc.*	136	(13,049)
City National Corp.	302	(13,342)
Allstate Corp.	782	(21,435)
Zions Bancorporation	1,451	(23,622)
Fulton Financial Corp.	2,410	(23,642)
Plum Creek Timber Company, Inc.	672	(24,568)
Digital Realty Trust, Inc.	400	(26,668)
RenaissanceRe Holdings Ltd.	400	(29,748)
Jefferies Group, Inc.	2,169	(29,824)
Host Hotels & Resorts, Inc.	2,199	(32,479)
CBOE Holdings, Inc.	1,345	(34,782)
HCP, Inc.	872	(36,127)
BOK Financial Corp.	708	(38,890)
BRE Properties, Inc.	782	(39,475)
Popular, Inc.*	28,941	(40,228)
Waddell & Reed Financial, Inc. — Class A	1,758	(43,546)
Forest City Enterprises, Inc. — Class A*	3,719	(43,959)
American Express Co.	1,036	(48,868)
Assured Guaranty Ltd.	3,926	(51,588)
Everest Re Group Ltd.	654	(54,995)
Hudson City Bancorp, Inc.	8,810	(55,063)
BB&T Corp.	2,196	(55,273)
Synovus Financial Corp.	39,586	(55,816)
TCF Financial Corp.	5,418	(55,914)
Brandywine Realty Trust	5,962	(56,639)
Cullen	1,077	(56,984)
Franklin Resources, Inc.	602	(57,828)
Mack-Cali Realty Corp.	2,308	(61,601)
Vornado Realty Trust	818	(62,872)
Regency Centers Corp.	1,709	(64,293)
Brown & Brown, Inc.	2,859	(64,699)
Howard Hughes Corp.*	1,478	(65,283)
Jones Lang LaSalle, Inc.	1,077	(65,977)
Corporate Office Properties Trust	3,217	(68,393)
Protective Life Corp.	3,054	(68,898)
Goldman Sachs Group, Inc.	782	(70,716)
Genworth Financial, Inc. — Class A*	11,044	(72,338)
T. Rowe Price Group, Inc.	1,276	(72,668)
Bank of America Corp.	13,341	(74,176)
Northern Trust Corp.	1,891	(74,997)
Eaton Vance Corp.	3,271	(77,326)
Green Dot Corp. — Class A*	2,527	(78,893)

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	SHARES	VALUE

PartnerRe Ltd.	1,236	$(79,364)
MSCI, Inc. — Class A*	2,435	(80,185)
SLM Corp.	6,089	(81,593)
Greenhill & Company, Inc.	2,254	(81,978)
Markel Corp.*	200	(82,934)
JPMorgan Chase & Co.	2,513	(83,557)
Progressive Corp.	4,308	(84,049)
Aspen Insurance Holdings Ltd.	3,181	(84,297)
Capitol Federal Financial, Inc.	7,343	(84,738)
State Street Corp.	2,103	(84,772)
CIT Group, Inc.*	2,435	(84,908)
General Growth Properties, Inc.	5,725	(85,990)
Ventas, Inc.	1,563	(86,168)
Cincinnati Financial Corp.	2,908	(88,578)
Mercury General Corp.	1,945	(88,731)
Health Care REIT, Inc. — Class A	1,636	(89,211)
First Citizens BancShares, Inc. — Class A	510	(89,245)
SEI Investments Co.	5,162	(89,561)
Old Republic International Corp.	10,015	(92,839)
PNC Financial Services Group, Inc.	1,610	(92,849)
Bank of Hawaii Corp.	2,115	(94,096)
TFS Financial Corp.*	13,615	(121,990)
Alleghany Corp.*	4,362	(1,244,435)

Total Financials		(5,407,849)

Total Common Stock Sold Short (Proceeds $24,457,939)		(24,381,002)

EXCHANGE TRADED FUNDS SOLD SHORT† - (8.8)%
iShares MSCI Taiwan Index Fund	654	(7,658)
iShares MSCI South Africa Index Fund	184	(11,237)
iShares MSCI Austria Investable Market Index Fund	909	(12,926)
iShares FTSE China 25 Index Fund	390	(13,599)
iShares MSCI Belgium Investable Market Index Fund	1,569	(16,616)
iShares MSCI Turkey Index Fund	407	(16,744)
iShares MSCI Emerging Markets Index Fund	477	(18,097)
iShares iBoxx Investment Grade Corporate Bond Fund	166	(18,884)
iShares Barclays 7-10 Year Treasury Bond Fund	317	(33,466)
Market Vectors Russia ETF	1,398	(37,257)
iShares MSCI Germany Index Fund	2,351	(45,186)
iShares MSCI Italy Index Fund	3,821	(45,814)
iShares MSCI EMU Index Fund	2,081	(58,060)
iPath MSCI India Index ETN*	1,411	(65,781)
iShares MSCI Hong Kong Index Fund	5,222	(80,784)
Market Vectors Gold Miners ETF	1,663	(85,528)
iShares MSCI Chile Investable Market Index Fund	1,504	(86,796)
iShares Barclays 20+ Year Treasury Bond Fund	758	(91,908)
iShares Barclays 3-7 Year Treasury Bond Fund — Class 7	838	(102,270)
iShares MSCI BRIC Index Fund	3,212	(116,499)
iShares MSCI Brazil Index Fund	2,215	(127,119)
iShares MSCI Netherlands Investable Market Index Fund	8,006	(137,943)
iShares MSCI Canada Index Fund	5,572	(148,215)
iShares Barclays TIPS Bond Fund	1,557	(181,686)
iShares MSCI Mexico Investable Market Index Fund	3,545	(190,579)
Powershares QQQ Trust Series 1	3,499	(195,349)
iShares MSCI Switzerland Index Fund	8,913	(201,612)
iShares MSCI EAFE Index Fund	4,180	(207,035)
iShares MSCI Japan Index Fund	25,846	(235,457)
iShares Barclays Aggregate Bond Fund	2,346	(258,647)
iShares Dow Jones US Real Estate Index Fund	6,539	(371,350)
SPDR Barclays Capital High Yield Bond ETF	15,565	(598,474)
iShares Russell 2000 Index Fund	13,207	(973,224)
SPDR S&P 500 ETF Trust	8,394	(1,053,447)
iShares Russell 1000 Growth Index Fund	23,304	(1,346,738)
iShares Russell 1000 Value Index Fund	31,893	(2,024,568)

Total Exchange Traded Funds Sold Short (Proceeds $9,284,630)		(9,216,553)

Total Securities Sold Short - (32.0)% (Proceeds $33,742,569)		$(33,597,555)

Cash & Other Assets, Less Liabilities - 38.8%		40,769,344

Total Net Assets - 100.0%		$105,122,389

	CONTRACTS	UNREALIZED GAIN (LOSS)
COMMODITY FUTURES CONTRACTS PURCHASED†
December 2012 Wheat
Futures Contracts
(Aggregate Value of Contracts $3,496,850)	97	$226,422
May 2012 Feeder Cattle
Futures Contracts
(Aggregate Value of Contracts $2,717,550)	36	103,409

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)

June 2012 Live Cattle
Futures Contracts
(Aggregate Value of Contracts $1,498,800)	30	$42,400
May 2012 RBOB Gasoline
Futures Contracts
(Aggregate Value of Contracts $3,141,747)	27	34,294
May 2012 ICE Gas Oil
Futures Contracts
(Aggregate Value of Contracts $3,353,125)	37	23,596
April 2012 Heating Oil
Futures Contracts
(Aggregate Value of Contracts $2,792,513)	23	(39,940)
July 2012 WTI Crude
Futures Contracts
(Aggregate Value of Contracts $3,380,620)	34	(46,930)
September 2012 Soybean Oil
Futures Contracts
(Aggregate Value of Contracts $3,055,104)	96	(47,475)
August 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $2,983,040)	79	(68,447)
September 2012 Corn
Futures Contracts
(Aggregate Value of Contracts $3,035,588)	99	(85,648)
November 2012 Soybean
Futures Contracts
(Aggregate Value of Contracts $2,657,600)	44	(126,622)
July 2012 Sugar #11
Futures Contracts
(Aggregate Value of Contracts $1,622,118)	64	(144,743)
September 2012 Natural Gas
Futures Contracts
(Aggregate Value of Contracts $2,416,840)	74	(414,394)

(Total Aggregate Value of Contracts $36,151,495)		$(544,078)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2012 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of Contracts $12,452,425)	199	211,179
February 2012 Volatility Index
Futures Contracts
(Aggregate Value of Contracts $7,114,150)	263	(1,302,123)

(Total Aggregate Value of Contracts $19,566,575)		$(1,090,944)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
December 2012 Natural Gas
Futures Contracts
(Aggregate Value of Contracts $3,438,960)	92	370,316
March 2012 Cocoa
Futures Contracts
(Aggregate Value of Contracts $1,390,620)	66	299,577
April 2012 Lean Hogs
Futures Contracts
(Aggregate Value of Contracts $2,915,790)	83	128,017
February 2012 Heating Oil
Futures Contracts
(Aggregate Value of Contracts $2,697,156)	22	116,820
March 2012 Silver
Futures Contracts
(Aggregate Value of Contracts $967,575)	7	112,199
March 2012 WTI Crude
Futures Contracts
(Aggregate Value of Contracts $3,071,790)	31	70,020
August 2012 ICE Gas Oil
Futures Contracts
(Aggregate Value of Contracts $3,327,225)	37	69,029
March 2013 Sugar #11
Futures Contracts
(Aggregate Value of Contracts $2,223,872)	85	57,706
January 2012 LME Lead
Futures Contracts
(Aggregate Value of Contracts $857,629)	17	38,937
May 2012 Coffee ‘C’
Futures Contracts
(Aggregate Value of Contracts $1,725,000)	20	16,434
March 2012 Copper
Futures Contracts
(Aggregate Value of Contracts $685,900)	8	12,801

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011

MULTI-HEDGE STRATEGIES FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)

July 2012 Cotton #2
Futures Contracts
(Aggregate Value of Contracts $1,362,750)	30	$4,512
March 2012 LME Zinc
Futures Contracts
(Aggregate Value of Contracts $968,074)	21	(353)
July 2012 Soybean
Futures Contracts
(Aggregate Value of Contracts $3,569,175)	58	(7,272)
April 2012 RBOB Gasoline
Futures Contracts
(Aggregate Value of Contracts $2,919,420)	25	(19,622)
April 2012 Live Cattle
Futures Contracts
(Aggregate Value of Contracts $1,508,700)	30	(20,888)
March 2012 LME Nickel
Futures Contracts
(Aggregate Value of Contracts $673,704)	6	(29,433)
March 2012 LME Primary Aluminum
Futures Contracts
(Aggregate Value of Contracts $1,715,512)	34	(30,257)
March 2012 Feeder Cattle
Futures Contracts
(Aggregate Value of Contracts $2,678,400)	36	(33,643)
March 2012 Soybean Oil
Futures Contracts
(Aggregate Value of Contracts $3,867,858)	123	(195,147)
May 2012 Corn
Futures Contracts
(Aggregate Value of Contracts $3,048,075)	93	(196,015)
May 2012 Wheat
Futures Contracts
(Aggregate Value of Contracts $4,200,000)	125	(296,819)

(Total Aggregate Value of Contracts $49,813,185)		$466,919

EQUITY FUTURE CONTRACTS SOLD SHORT†
March 2012 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of Contracts $6,120,800)	70	96,355
March 2012 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of Contracts $6,185,760)	84	(146,901)
January 2012 Volatility Index
Futures Contracts
(Aggregate Value of Contracts $6,057,050)	229	(664,488)

(Total Aggregate Value of Contracts $18,363,610)		$(715,034)

CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††,3

Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Payments Received	Unrealized Appreciation
CDX.NA.HY-17 Index	Barclays Bank plc	5.00%	12/20/16	$3,920,000	$(3,645,600)	$(309,629)	$35,229

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2011.
[2]	Repurchase Agreements — See Note 5.
[3]	Credit Default Swaps — See Note 8.
[4]	Investment in a product that pays a management fee to a party related to the advisor.

plc — Public Limited Company

REIT — Real Estate Investment Trust

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $50,476,513)	$52,105,202
Repurchase agreements, at value (cost $45,845,398)	45,845,398

Total investments (cost $96,321,911)	97,950,600
Segregated cash with broker	41,411,312
Unrealized appreciation on swap agreements	35,229
Cash	1,462
Receivables:
Fund shares sold	803,233
Dividends	75,738
Interest	6,533
Securities sold	3,645

Total assets	140,287,752

LIABILITIES:
Securities sold short, at value (proceeds $33,742,569)	33,597,555
Unamortized upfront premiums received on credit default swaps	309,629
Payable for:
Fund shares redeemed	546,702
Securities purchased	419,593
Variation margin	105,196
Management fees	98,334
Distribution and service fees	29,371
Miscellaneous	58,983

Total liabilities	35,165,363

NET ASSETS	$105,122,389

NET ASSETS CONSIST OF:
Paid in capital	$159,779,007
Accumulated net investment loss	(1,420,002)
Accumulated net realized loss on investments	(53,162,411)
Net unrealized depreciation on investments	(74,205)

NET ASSETS	$105,122,389

A-CLASS:
Net assets	$24,832,014
Capital shares outstanding	1,117,933
Net asset value per share	$22.21

Maximum offering price per share (Net asset value divided by 95.25%)	$23.32

C-CLASS:
Net assets	$13,322,139
Capital shares outstanding	629,427
Net asset value per share	$21.17

H-CLASS:
Net assets	$66,161,100
Capital shares outstanding	2,976,494
Net asset value per share	$22.23

INSTITUTIONAL CLASS:
Net assets	$807,136
Capital shares outstanding	36,165
Net asset value per share	$22.32

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,416)	$1,009,099
Interest	6,518

Total investment income	1,015,617

EXPENSES:
Management fees	919,080
Distribution and service fees:
A-Class	40,332
C-Class	119,425
H-Class	109,085
Short sales dividend expense	689,845
Prime broker interest expense	205,131
Trustees’ fees*	11,134
Custodian fees	584
Miscellaneous	(5,643)

Total expenses	2,088,973
Less:
Expenses waived by Advisor	(90,392)

Net expenses	1,998,581

Net investment loss	(982,964)

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	(620,633)
Swap agreements	(1,146)
Futures contracts	4,616,788
Securities sold short	4,138,054
Realized gain distributions received from investment company shares	57,409

Net realized gain	8,190,472

Net change in unrealized appreciation (depreciation) on:
Investments	(5,814,849)
Securities sold short	4,252,073
Swap agreements	35,229
Futures contracts	(3,694,332)

Net change in unrealized appreciation (depreciation)	(5,221,879)

Net realized and unrealized gain	2,968,593

Net increase in net assets resulting from operations	$1,985,629

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(982,964)	$(1,946,133)
Net realized gain on investments	8,190,472	2,217,669
Net change in unrealized appreciation (depreciation) on investments	(5,221,879)	3,101,502

Net increase in net assets resulting from operations	1,985,629	3,373,038

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(175,041)	—
C-Class	(96,950)	—
H-Class	(465,010)	—
Institutional Class	(3,870)	—

Total distributions to shareholders	(740,871)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	22,677,918	13,527,322
C-Class	5,688,462	1,933,931
H-Class	64,118,440	15,675,873
Institutional Class	519,704	301,491 *
Redemption fees collected
A-Class	—	1,142
C-Class	—	1,151
H-Class	—	3,358
Institutional Class	—	— *
Distributions reinvested
A-Class	170,694	—
C-Class	91,859	—
H-Class	417,772	—
Institutional Class	3,870	— *
Cost of shares redeemed
A-Class	(12,381,150)	(25,034,739)
C-Class	(7,848,693)	(10,842,755)
H-Class	(43,547,530)	(42,786,296)
Institutional Class	(18,270)	(23,907)*

Net increase (decrease) from capital share transactions	29,893,076	(47,243,429)

Net increase (decrease) in net assets	31,137,834	(43,870,391)

NET ASSETS:
Beginning of year	73,984,555	117,854,946

End of year	$105,122,389	$73,984,555

Accumulated net investment income (loss) at end of year	$(1,420,002)	$1,064

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended December 31, 2011	Year Ended December 31, 2010

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	1,019,952	660,810
C-Class	267,782	96,273
H-Class	2,874,440	757,318
Institutional Class	23,171	14,765 *
Shares issued from reinvestment of distributions
A-Class	7,651	—
C-Class	4,321	—
H-Class	18,716	—
Institutional Class	173	—
Shares redeemed
A-Class	(559,378)	(1,227,157)
C-Class	(373,099)	(546,573)
H-Class	(1,966,390)	(2,077,330)
Institutional Class	(821)	(1,123)*

Net increase (decrease) in shares	1,316,518	(2,323,017)

*	Since the commencement of operations: May 3, 2010 — Institutional Class

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007
Per Share Data
Net asset value, beginning of period	$21.66	$20.57	$19.96	$24.61	$26.44	$25.52

Income (loss) from investment operations:
Net investment income (loss)[c]	(.27)	(.40)	(.15)	(.10)	.58	.71
Net gain (loss) on investments (realized and unrealized)	.98	1.49	.76	(4.37)	(1.53)	.80

Total from investment operations	.71	1.09	.61	(4.47)	(.95)	1.51

Less distributions from:
Net investment income	(.16)	—	—	(.12)	(.79)	(.38)
Net realized gains	—	—	—	(.06)	(.09)	(.22)

Total distributions	(.16)	—	—	(.18)	(.88)	(.06)

Redemption fees collected	—	— [d]	— [d]	— [d]	— [d]	.01

Net asset value, end of period	$22.21	$21.66	$20.57	$19.96	$24.61	$26.44

Total Return[e]	3.39%	5.30%	3.06%	(18.19%)	(3.72%)	6.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,832	$14,073	$25,010	$45,078	$42,193	$41,771

Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.97%)	(1.47%)	(0.46%)	2.18%	2.74%
Total expenses[f]	2.77%	3.56%	2.36%	2.09%	1.96%	1.93%
Net expenses[g]	2.65%	3.40%	2.32%	2.09%	1.96%	1.93%
Operating expenses[h]	1.41%	1.41%	1.40%	1.40%	1.40%	1.43%

Portfolio turnover rate	433%	993%	858%	1,578%	509%	298%

C-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007
Per Share Data
Net asset value, beginning of period	$20.80	$19.90	$19.43	$24.13	$26.14	$25.42

Income (loss) from investment operations:
Net investment income (loss)[c]	(.42)	(.55)	(.31)	(.25)	.37	.51
Net gain (loss) on investments (realized and unrealized)	.95	1.45	.78	(4.27)	(1.50)	.80

Total from investment operations	.53	.90	.47	(4.52)	(1.13)	1.31

Less distributions from:
Net investment income	(.16)	—	—	(.12)	(.79)	(.38)
Net realized gains	—	—	—	(.06)	(.09)	(.22)

Total distributions	(.16)	—	—	(.18)	(.88)	(.60)

Redemption fees collected	—	— [d]	— [d]	— [d]	— [d]	.01

Net asset value, end of period	$21.17	$20.80	$19.90	$19.43	$24.13	$26.14

Total Return[e]	2.62%	4.52%	2.42%	(18.76%)	(4.46%)	5.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,322	$15,194	$23,494	$28,706	$54,857	$48,052

Ratios to average net assets:
Net investment income (loss)	(1.99%)	(2.79%)	(2.07%)	(1.09%)	1.41%	1.99%
Total expenses[f]	3.52%	4.41%	3.14%	2.82%	2.71%	2.66%
Net expenses[g]	3.39%	4.26%	3.09%	2.82%	2.71%	2.66%
Operating expenses[h]	2.15%	2.15%	2.17%	2.17%	2.15%	2.16%

Portfolio turnover rate	433%	993%	858%	1,578%	509%	298%

32  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007
Per Share Data
Net asset value, beginning of period	$21.67	$20.58	$19.98	$24.63	$26.46	$25.53

Income (loss) from investment operations:
Net investment income (loss)[c]	(.27)	(.43)	(.21)	(.07)	.58	.72
Net gain (loss) on investments (realized and unrealized)	.99	1.52	.81	(4.40)	(1.53)	.80

Total from investment operations	.72	1.09	.60	(4.47)	(.95)	1.52

Less distributions from:
Net investment income	(.16)	—	—	(.12)	(.79)	(.38)
Net realized gains	—	—	—	(.06)	(.09)	(.22)

Total distributions	(.16)	—	—	(.18)	(.88)	(.60)

Redemption fees collected	—	— [d]	— [d]	— [d]	— [d]	.01

Net asset value, end of period	$22.23	$21.67	$20.58	$19.98	$24.63	$26.46

Total Return[e]	3.39%	5.30%	3.00%	(18.17%)	(3.71%)	6.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,161	$44,421	$69,351	$63,229	$141,483	$176,187

Ratios to average net assets:
Net investment income (loss)	(1.25%)	(2.08%)	(1.18%)	(0.31%)	2.21%	2.78%
Total expenses[f]	2.78%	3.69%	2.37%	2.07%	1.95%	1.90%
Net expenses[g]	2.65%	3.54%	2.33%	2.07%	1.95%	1.90%
Operating expenses[h]	1.41%	1.41%	1.41%	1.40%	1.40%	1.43%

Portfolio turnover rate	433%	993%	858%	1,578%	509%	298%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended December 31, 2011[a]	Period Ended December 31, 2010[a,i]
Per Share Data
Net asset value, beginning of period	$21.71	$20.61

Income (loss) from investment operations:
Net investment loss[c]	(.22)	(.43)
Net gain on investments (realized and unrealized)	.99	1.53

Total from investment operations	.77	1.10

Less distributions from:
Net investment income	(.16)	—

Total distributions	(.16)	—

Redemption fees collected	—	— [d]

Net asset value, end of period	$22.32	$21.71

Total Return[e]	3.61%	5.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$807	$296

Ratios to average net assets:
Net investment loss	(0.99%)	(3.10%)
Total expenses[f]	2.52%	5.13%
Net expenses[g]	2.40%	4.98%
Operating expenses[h]	1.16%	1.17%

Portfolio turnover rate	433%	993%

[a]	Consolidated.
[b]	The Fund changed its fiscal year end from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Redemption fees collected are less than $0.01 per share.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers.
[h]	Operating expenses exclude interest and dividend expense from securities sold short.
[i]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

34  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCITM Commodity Index (the “underlying index”).

For the year ended December 31, 2011, the Fund’s H-Class shares returned -3.67%, compared with a return of -1.17% for its benchmark, the S&P Goldman Sachs Commodity Index (S&P GSCI®)*. The S&P GSCI represents an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. It provides exposure to tangible assets, such as oil, metals and agricultural products.

The index had its first decline since a 46% drop in 2008, with the commodities market experiencing a volatile year. The index rose 16% through April before falling 15% when investors worried whether the European debt crisis and a slowing Chinese economy could impact commodities’ growth. The strengthening dollar late in the year also corresponded with falling commodity prices.

Oil and gold were the only major commodities to post a significant increase for the year. Gold benefited from safe-haven buying, and rose about 10%, after hitting highs in September. Brent crude, unleaded gasoline, heating oil and gas oil all rose by more than 10%. Prices of many industrial metals, particularly those closely tied to Chinese production, fell. Copper, which is often regarded as a key indicator of the health of the global economy, dropped 22%. Aluminum, lead and nickel also dropped.

All the soft commodities (cotton, cocoa, coffee and sugar) posted negative double-digit returns.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

*

The S&P GSCI®, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

36  |  THE RYDEX FUND ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

COMMODITIES STRATEGY FUND

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/11

	1 Year	5 Year	Since Inception (05/25/05)
A-Class Shares	-3.61%	-4.92%	-5.06%
A-Class Shares with Sales Charge†	-8.17%	-5.85%	-5.76%
C-Class Shares	-4.32%	-5.62%	-5.77%
C-Class Shares with CDSC‡	-5.24%	-5.62%	-5.77%
H-Class Shares	-3.67%	-4.92%	-5.06%
S&P Goldman Sachs Commodity Index	-1.17%	-2.79%	-2.46%
S&P 500 Index	2.11%	-0.25%	2.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUND ANNUAL REPORT  |  37

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2011

COMMODITIES STRATEGY FUND

	FACE AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES†† - 42.1%
Farmer Mac[1]
0.11% due 02/21/12	$10,000,000	$9,999,730

Total Federal Agency Discount Notes (Cost $9,998,442)		9,999,730

REPURCHASE AGREEMENTS††,2 - 8.6%
HSBC Group
issued 12/30/11 at 0.00% due 01/03/12	1,381,733	1,381,733
Mizuho Financial Group, Inc.
issued 12/30/11 at 0.00% due 01/03/12	377,508	377,508
Deutsche Bank
issued 12/30/11 at 0.00% due 01/03/12	200,764	200,764
Credit Suisse Group
issued 12/30/11 at 0.00% due 01/03/12	83,482	83,482

Total Repurchase Agreements (Cost $2,043,487)		2,043,487

Total Investments - 50.7% (Cost $12,041,929)		$12,043,217

Cash & Other Assets, Less Liabilities - 49.3%		11,719,115

Total Net Assets - 100.0%		$23,762,332

	CONTRACTS	UNREALIZED LOSS

COMMODITY FUTURES CONTRACTS PURCHASED†
January 2012 Goldman Sachs IDX
Futures Contracts
(Aggregate Value of Contracts $23,703,750)	147	$(219,223)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.

38 | THE RYDEX FUND ANNUAL REPORT	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $9,998,442)	$9,999,730
Repurchase agreements, at value (cost $2,043,487)	2,043,487

Total investments (cost $12,041,929)	12,043,217
Cash	10,300,785
Segregated cash with broker	1,554,000
Receivables:
Fund shares sold	2,679

Total assets	23,900,681

LIABILITIES:
Payable for:
Fund shares redeemed	49,432
Variation margin	37,003
Management fees	16,292
Distribution and service fees	7,784
Transfer agent and administrative fees	5,431
Portfolio accounting fees	2,172
Miscellaneous	20,235

Total liabilities	138,349

NET ASSETS	$23,762,332

NET ASSETS CONSIST OF:
Paid in capital	$45,804,379
Accumulated net investment loss	(1,972,970)
Accumulated net realized loss on investments	(19,851,142)
Net unrealized depreciation on investments	(217,935)

NET ASSETS	$23,762,332

A-CLASS:
Net assets	$5,222,667
Capital shares outstanding	322,873
Net asset value per share	$16.18

Maximum offering price per share (Net asset value divided by 95.25%)	$16.99

C-CLASS:
Net assets	$3,557,511
Capital shares outstanding	231,937
Net asset value per share	$15.34

H-CLASS:
Net assets	$14,982,154
Capital shares outstanding	926,238
Net asset value per share	$16.18

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$42,167

Total investment income	42,167

EXPENSES:
Management fees	443,412
Transfer agent and administrative fees	129,732
Distribution and service fees:
A-Class	19,508
C-Class	46,319
H-Class	98,644
Portfolio accounting fees	51,892
Custodian fees	13,005
Trustees’ fees*	8,793
Miscellaneous	85,206

Total expenses	896,511
Less:
Expenses waived by Advisor	(54,915)

Net expenses	841,596

Net investment loss	(799,429)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Futures contracts	(185,759)

Net realized loss	(185,759)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,043)
Futures contracts	(1,983,715)

Net change in unrealized appreciation (depreciation)	(1,986,758)

Net realized and unrealized loss	(2,172,517)

Net decrease in net assets resulting from operations	$(2,971,946)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUND ANNUAL REPORT | 39

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(799,429)	$(535,264)
Net realized gain (loss) on investments	(185,759)	7,267,244
Net change in unrealized appreciation (depreciation) on investments	(1,986,758)	(7,069,540)

Net decrease in net assets resulting from operations	(2,971,946)	(337,560)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(181,426)	—
C-Class	(123,565)	—
H-Class	(552,159)	—

Total distributions to shareholders	(857,150)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	11,929,885	7,393,876
C-Class	1,959,508	2,777,598
H-Class	198,728,902	66,067,956
Redemption fees collected
A-Class	—	3
C-Class	—	2
H-Class	—	10
Distributions reinvested
A-Class	165,949	—
C-Class	112,557	—
H-Class	516,857	—
Cost of shares redeemed
A-Class	(13,331,979)	(8,914,378)
C-Class	(3,022,060)	(4,181,943)
H-Class	(213,806,275)	(65,225,874)

Net decrease from capital share transactions	(16,746,656)	(2,082,750)

Net decrease in net assets	(20,575,752)	(2,420,310)

NET ASSETS:
Beginning of year	44,338,084	46,758,394

End of year	$23,762,332	$44,338,084

Accumulated net investment loss at end of year	$(1,972,970)	$(383,185)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	644,840	472,488
C-Class	111,896	185,981
H-Class	11,063,570	4,206,889
Shares issued from reinvestment of distributions
A-Class	10,200	—
C-Class	7,295	—
H-Class	31,768	—
Shares redeemed
A-Class	(747,260)	(579,317)
C-Class	(180,193)	(284,662)
H-Class	(12,032,423)	(4,296,966)

Net decrease in shares	(1,090,307)	(295,587)

40 | THE RYDEX FUND ANNUAL REPORT	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007
Per Share Data
Net asset value, beginning of period	$17.33	$16.39	$13.26	$32.68	$23.81	$27.29

Income (loss) from investment operations:
Net investment income (loss)[c]	(.26)	(.22)	(.14)	— [d]	.68	.63
Net gain (loss) on investments (realized and unrealized)	(.36)	1.16	3.37	(18.80)	8.27	(4.15)

Total from investment operations	(.62)	.94	3.23	(18.80)	8.95	(3.52)

Less distributions from:
Net investment income	(.53)	—	(.11)	(.70)	(.22)	—

Total distributions	(.53)	—	(.11)	(.70)	(.22)	—

Redemption fees collected	—	— [e]	.01	.08	.14	.04

Net asset value, end of period	$16.18	$17.33	$16.39	$13.26	$32.68	$23.81

Total Return[f]	(3.61%)	5.74%	24.46%	(57.55%)	38.48%	(12.75%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,223	$7,192	$8,553	$7,189	$18,579	$9,720

Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.42%)	(1.24%)	0.02%	2.49%	2.57%
Total expenses	1.66%	1.65%	1.56%	1.52%	1.51%	1.46%
Net expenses[g]	1.55%	1.56%	1.38%	1.20%	1.19%	1.17%

Portfolio turnover rate	—	200%	220%	390%	405%	672%

C-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007
Per Share Data
Net asset value, beginning of period	$16.58	$15.80	$12.86	$31.96	$23.47	$27.10

Income (loss) from investment operations:
Net investment income (loss)[c]	(.37)	(.32)	(.22)	(.06)	.48	.56
Net gain (loss) on investments (realized and unrealized)	(.34)	1.10	3.26	(18.43)	8.09	(4.23)

Total from investment operations	(.71)	.78	3.04	(18.49)	8.57	3.67

Less distributions from:
Net investment income	(.53)	—	(.11)	(.70)	(.22)	—

Total distributions	(.53)	—	(.11)	(.70)	(.22)	—

Redemption fees collected	—	— [e]	.01	.09	.14	.04

Net asset value, end of period	$15.34	$16.58	$15.80	$12.86	$31.96	$23.47

Total Return[f]	(4.32%)	4.94%	23.74%	(58.03%)	37.41%	(13.39%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,558	$4,857	$6,186	$4,072	$10,793	$4,169

Ratios to average net assets:
Net investment income (loss)	(2.22%)	(2.17%)	(2.03%)	(0.22%)	1.79%	2.23%
Total expenses	2.41%	2.39%	2.31%	2.28%	2.26%	2.23%
Net expenses[g]	2.30%	2.30%	2.15%	1.95%	1.94%	1.94%

Portfolio turnover rate	—	200%	220%	390%	405%	672%

THE RYDEX FUND ANNUAL REPORT  |  41

COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended December 31, 2011[a]	Year Ended December 31, 2010[a]	Period Ended December 31, 2009[a,b]	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007
Per Share Data
Net asset value, beginning of period	$17.33	$16.39	$13.26	$32.66	$23.81	$27.29

Income (loss) from investment operations:
Net investment income (loss)[c]	(.27)	(.22)	(.14)	.13	.60	.77
Net gain (loss) on investments (realized and unrealized)	(.35)	1.16	3.37	(18.93)	8.30	(4.28)

Total from investment operations	(.62)	.94	3.23	(18.80)	8.90	(3.51)

Less distributions from:
Net investment income	(.53)	—	(.11)	(.70)	(.22)	—

Total distributions	(.53)	—	(.11)	(.70)	(.22)	—

Redemption fees collected	—	— [e]	.01	.10	.17	.03

Net asset value, end of period	$16.18	$17.33	$16.39	$13.26	$32.66	$23.81

Total Return[f]	(3.67%)	5.74%	24.45%	(57.52%)	38.39%	(12.75%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,982	$32,290	$32,019	$50,622	$124,886	$35,062

Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.42%)	(1.22%)	0.43%	2.10%	2.99%
Total expenses	1.66%	1.65%	1.56%	1.52%	1.51%	1.49%
Net expenses[g]	1.56%	1.56%	1.37%	1.20%	1.19%	1.20%

Portfolio turnover rate	—	200%	220%	390%	405%	672%

[a]	Consolidated.
[b]	The Fund changed its fiscal year end from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Net investment income is less than $0.01 per share.
[e]	Redemption fees collected are less than $0.01 per share.
[f]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[g]	Net expense information reflects the expense ratios after expense waivers.

42  |  THE RYDEX FUND ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Investor2 Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, and Institutional Class shares. Sales of shares of each Class are made without a sales charge at the NAV, with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At December 31, 2011, the Trust consisted of fifty-eight separate funds. This report covers the Long/Short Commodities Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund (collectively, the “Funds”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares had been issued by the Funds. Effective September 13, 2010, the redemption fee was removed.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2011	% of Total Net Assets of the Fund at December 31, 2011
Long/Short Commodities Strategy Fund	6/25/09	$65,704,376	17.35%
Multi-Hedge Strategies Fund	9/18/09	5,073,383	4.83%
Commodities Strategy Fund	9/8/09	3,555,502	14.96%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value. Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

44  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

I. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

J. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

K. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

L. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategies, the Funds utilize short sales and a variety of derivative instruments, including options, futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund or an underlying fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, written options, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds for the year:

Fund	Management Fees (as a % of Net Assets)
Long/Short Commodities Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2012.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of A-Class, C-Class, H-Class and Institutional Class, and 0.20% of the average daily net assets of Y-Class. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass through basis. Such expenses are allocated to various funds within the complex based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which RDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

46  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual 0.75% distribution fee reimburses RDL for paying the shareholder’s financial advisor an ongoing sales commission. RDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.

During the year ended December 31, 2011, RDL retained sales charges of $444,856 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Long/Short Commodities Strategy Fund	$—	$6,633,097	$334,470,804	$—	$—	$341,103,901
Multi-Hedge Strategies Fund	52,105,202	2,034,023	45,845,398	35,299	—	100,019,922
Commodities Strategy Fund	—	—	12,043,217	—	—	12,043,217

Liabilities
Long/Short Commodities Strategy Fund	$—	$12,200,553	$—	$—	$—	$12,200,553
Multi-Hedge Strategies Fund	33,597,555	3,917,160	—	—	—	37,514,715
Commodities Strategy Fund	—	219,223	—	—	—	219,223

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2011, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Note
0.00%			3.125%
Due 01/03/12	$231,753,308	$231,753,308	05/15/21	$210,634,300	$236,388,382
Credit Suisse Group			U.S. Treasury Note
0.00%			1.75%
Due 01/03/12	51,250,000	51,250,000	05/31/16	49,884,700	52,275,009
HSBC Group			U.S. Treasury STRIPS
0.00%			0.00%
Due 01/03/12	848,250,000	848,250,000	08/15/12 - 11/15/22	930,569,800	865,215,018
Deutsche Bank			U.S. Treasury Note
0.00%			2.63%
Due 01/03/12	123,250,000	123,250,000	11/15/20	116,533,900	125,715,013

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations.

During the year ended December 31, 2011, the Funds invested in derivative instruments, including options, credit default swap agreements and futures for the following purposes:

Fund Name	Index Exposure	Liquidity	Hedging	Income	Speculation
Long/Short Commodities Strategy Fund	x	x
Multi-Hedge Strategies Fund			x	x	x
Commodities Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

	Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
Long/Short Commodities Strategy Fund	30%	100%
Multi-Hedge Strategies Fund	55%	70%
Commodities Strategy Fund	100%	—%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2011:

Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity/Commodity contracts	Variation margin	Variation margin
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

48  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2011:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Commodity Contracts*	Credit Default Contracts	Total Value at December 31, 2011
Long/Short Commodities Strategy Fund	$—	$6,633,097	$—	$6,633,097
Multi-Hedge Strategies Fund	307,534	1,726,489	35,229	2,069,252
Commodities Strategy Fund	—	—	—	—

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Commodity Contracts*	Credit Default Contracts	Total Value at December 31, 2011
Long/Short Commodities Strategy Fund	$—	$12,200,553	$—	$12,200,553
Multi-Hedge Strategies Fund	2,113,512	1,803,648	—	3,917,160
Commodities Strategy Fund	—	219,223	—	219,223

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Commodity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on written option transactions
Net change in unrealized appreciation (depreciation) on futures contracts
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2011:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Written Options Commodity Contracts	Futures Commodity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Credit Default Contracts	Total
Long/Short Commodities Strategy Fund	$—	$432,480	$16,729,604	$—	$—	$—	$17,162,084
Multi-Hedge Strategies Fund	1,197,506	—	2,728,690	748,645	(58,053)	(1,146)	4,615,642
Commodities Strategy Fund	—	—	(185,759)	—	—	—	(185,759)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Futures Commodity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Credit Default Contracts	Total
Long/Short Commodities Strategy Fund	$—	$(23,674,675)	$—	$—	$—	$(23,674,675)
Multi-Hedge Strategies Fund	(2,088,286)	(2,029,455)	420,921	2,488	35,229	(3,659,103)
Commodities Strategy Fund	—	(1,983,715)	—	—	—	(1,983,715)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Put Options Written

Transactions in options written during the year ended December 31, 2011, were as follows:

Long/Short Commodity Strategy Fund Written Put Options	Number of Contracts	Premium Amount
Balance at December 31, 2010	—	$—
Options written	1,200	432,480
Options terminated in closing purchase transactions	—	—
Options expired	(1,200)	(432,480)
Options exercised	—	—

Balance at December 31, 2011	—	—

8. Disclosures about Credit Derivatives

Multi-Hedge Strategies Fund entered into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 28 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of December 31, 2011.

9. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Long/Short Commodities Strategy Fund, the Multi-Hedge Strategies Fund, and the Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Long/Short Commodities Strategy Fund, the Multi-Hedge Strategies Fund, and the Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

50  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2011, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Multi-Hedge Strategies Fund	$3,845,543

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Long/Short Commodities Strategy Fund	$20,068,128	$—	$—	$20,068,128
Multi-Hedge Strategies Fund	740,871	—	—	740,871
Commodities Strategy Fund	857,150	—	—	857,150

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Long/Short Commodities Strategy Fund	$19,714,043	$—	$283,760	$19,997,803
Multi-Hedge Strategies Fund	—	—	—	—
Commodities Strategy Fund	—	—	—	—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2011 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Capital Loss Carryforward[1]
Long/Short Commodities Strategy Fund	$—	$—	$(53,324,226)	$(509,577)
Multi-Hedge Strategies Fund	—	—	(37,816)	(54,423,049)
Commodities Strategy Fund	797,248	—	(2,988,153)	(19,851,142)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

Fund	Expires in 2015	Expires in 2016	Expires in 2017	Expires in 2018	Unlimited		Total Capital Loss Carryforward
					Short Term	Long Term
Long/Short Commodities Strategy Fund	$—	$—	$—	$(509,577)	$—	$—	$(509,577)
Multi-Hedge Strategies Fund	(2,472,232)	(43,334,928)	(8,615,889)	—		—	(54,423,049)
Commodities Strategy Fund	—	—	(19,850,783)	—		(359)	(19,851,142)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)
Long/Short Commodities Strategy Fund	$16,011,119	$1,150,965	$(17,162,084)
Multi-Hedge Strategies Fund	2,312,963	302,769	(2,615,732)
Commodities Strategy Fund	(258,172)	66,794	191,378

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Long/Short Commodities Strategy Fund	$382,227,574	$—	$(47,756,770)	$(47,756,770)
Multi-Hedge Strategies Fund	98,091,501	1,569,707	(1,710,608)	(140,901)
Commodities Strategy Fund	14,812,147	—	(2,768,930)	(2,768,930)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2011, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2012:

Fund	Capital
Multi-Hedge Strategies Fund	$176,275

10. Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were:

	Purchases	Sales
Multi-Hedge Strategies Fund	$78,796,555	$82,926,461
Commodities Strategy Fund	—	—
Long/Short Commodities Strategy Fund	—	—

11. Line of Credit

The Trust, along with other affiliated trusts, has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2011. At December 31, 2011, the Funds did not have any borrowings under this agreement, which expires on June 15, 2012, but the following table illustrates average daily balances borrowed:

Fund	Average Daily Balance
Long/Short Commodities Strategy Fund	$30,137
Multi-Hedge Strategies Fund	84,014

52  |   THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), Adv. Pro. No. 10-54010 (Bankr. D. Del.), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Rydex Series Funds also has been named as a defendant in one or more of these suits. These cases have been consolidated in a multidistrict litigation proceeding in the United States District Court for the Southern District of New York and have been stayed pending further order of that court or of the Bankruptcy Court.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500 Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund — $ 1,725,168; U.S. Long Short Momentum Fund — $2,193,600; Global 130/30 Strategy Fund — $37,920; Hedged Equity Fund — $1,440; and Multi-Hedge Strategies Fund — $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Series Funds:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund (three of the series constituting the Rydex Series Funds) (the “Funds”) as of December 31, 2011, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2011, 2010, and 2009). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the above listed Funds, at December 31, 2011, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2011, 2010, and 2009), in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 28, 2012

54  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Multi-Hedge Strategies Fund	100%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying
Multi-Hedge Strategies Fund	100%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on January 5, 2012, the shareholders of the Funds approved a new investment advisory agreement between Rydex Series Trust and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Long/Short Commodities Strategy Fund	7,324,034	110,271	148,686
Multi-Hedge Strategies Fund	1,041,057	40,036	25,936
Commodities Strategy Fund	768,672	33,100	12,484

At a special meeting of shareholders held on January 5, 2012, the shareholders of the Trust approved the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	1,443,600,902	For	1,444,213,017	For	1,444,422,997
Withhold	23,402,733	Withhold	22,790,618	Withhold	22,580,638
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	1,445,255,754	For	1,443,668,596	For	1,445,494,272
Withhold	21,747,881	Withhold	23,335,039	Withhold	21,509,363
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	1,444,219,448	For	1,445,357,772	For	1,443,486,735
Withhold	22,784,187	Withhold	21,645,863	Withhold	23,516,900
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

At a special meeting of shareholders held on January 5, 2012, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. Although shareholder votes were placed, not enough votes were received to meet the minimum requirements to constitute a majority vote. As such the matter was closed.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  55

OTHER INFORMATION (Unaudited) (continued)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds’ investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operation of the Fund or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreements will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other board in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

Board Considerations in Approving the Investment Advisory Agreements

At an in-person meeting of the Trust’s Board of Trustees held August 16-17, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreements applicable to the series of the Trust (collectively, the “Funds”), the Trust’s Board of Trustees, including the independent Trustees, unanimously approved the investment advisory agreement between the Trust and Security Investors, LLC (referred to herein as the “Adviser”).

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OTHER INFORMATION (Unaudited) (continued)

At the meeting of August 16-17, 2011, the Trust’s Board of Trustees also considered new investment advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board of Trustees was asked to approve new investment advisory agreements for the Funds.

At the meeting of August 16-17, 2011, the Board considered the new investment advisory agreement, pursuant to which, subject to its approval by each Fund’s shareholders, the Adviser would continue to serve each Fund as investment adviser after the completion of the Transaction. At a special meeting of the Board held on September 14, 2011, the Board considered further information about the Transaction and voted in favor of the new investment advisory agreement.

In reaching the conclusion to approve the investment advisory agreement, the Trustees requested and obtained from the Adviser such information as the Trustees deemed reasonably necessary to evaluate the proposed agreement. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings in August and September 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the new investment advisory agreement, the Board determined that the agreement would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Trustees, unanimously approved the new agreement. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreement at the Board meeting of August 16-17, 2011. The Trustees noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

In addition, as a part of their required consideration of the renewal of the current investment advisory agreement at the meeting of August 16-17, 2011, the Trustees, including the independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies on and compliance procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 16-17, 2011 and September 14, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser to any of the Funds, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve the current investment advisory agreement and, subject to shareholder approval, the new investment advisory agreement, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 16-17, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreement, and, at the meetings of August 16-17, 2011 and September 14, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreement and the scope of services required to be provided by the Advisers under the new investment advisory agreement. The Board noted that the key investment and management personnel of the Adviser servicing the Funds are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  57

OTHER INFORMATION (Unaudited) (concluded)

•

Fund Expenses and Performance of the Funds and the Adviser. At the meeting of August 16-17, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•

Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the meeting of August 16-17, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreement. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. The Board also had reviewed reports comparing the expense ratios to those of other comparable mutual funds. At the Board meeting, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreement as they are under such Fund’s current agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 16-17, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new investment advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Adviser under the new agreement when the renewal of the new agreement comes before the Board.

•

Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Funds’ Distributor under a separate agreement at the meeting of August 16-17, 2011. The Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Trustees, concluded that the terms of the investment advisory agreement for the Funds were reasonable, and that approval of the current and new investment advisory agreements were in the best interests of the Funds.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of Guggenheim Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen

Corey A. Colehour
Trustee (1945)	Rydex Series Funds – 1993	150
	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton	Rydex Series Funds – 1995	150
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	150
Trustee, Chairman of the Board (1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller	Rydex Series Funds – 2005	150
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	150
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

Patrick T. McCarville	Rydex Series Funds – 1997	150
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES — continued

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen

Roger Somers	Rydex Series Funds – 1993	150
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Richard M. Goldman* President (1961)	Current: Senior Vice President, Security Benefit Corporation; CEO, Security Benefit Asset Management Holdings, LLC; CEO, President and Manager Representative, Security Investors, LLC; CEO and Manager, Rydex Holdings, LLC; CEO, President and Manager, Rydex Distributors, LLC; Manager, Rydex Fund Services, LLC; President and Trustee, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

Previous: Director, First Security Benefit Life Insurance Company (2007-2010); President and Director, Security Global Investors (2010-2011); CEO and Director, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Director, Security Distributors, Inc. (2007-2009); Managing Member, R.M. Goldman Partners, LLC (2006-2007)

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President and Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS — continued

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) and Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Current: Chief Compliance Officer and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Keith A. Fletcher* Vice President (1958)	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS — concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010-2011); Brecek and Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone — whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies” — tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800-820-0888

RDXSGIALT–ANN–1211x1212

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)-(d) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2011 and December 31, 2010 were $73,437 and $71,123, respectively. The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended December 31, 2011 and December 31, 2010 were $0 and $1,480, respectively. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2011 and December 31, 2010 was $9,216 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $39,216 and $0, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Rydex Series Funds

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date     March 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date     March 09, 2012

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date     March 09, 2012

*	Print the name and title of each signing officer under his or her signature.